Exhibit 99.2




                                     ACADIA
                                  REALTY TRUST



                         Focused.
                         Disciplined.
                         Value-Driven.





                               Third Quarter 2008
                              Reporting Supplement

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

                     ACADIA
                  REALTY TRUST


              Reporting Supplement
               September 30, 2008

               Table of Contents
               -----------------
                                                 Page                                                  Page
                                                 ----                                                  ----
              Section I - Overview                          Section III - Opportunity Fund Information


    Important Notes                                3        Fund I
                                                                 Overview                                31
    Company Information                            4             Properties                              32
                                                                 Anchor Detail                           33
    Portfolio Snapshots                                          Lease Expirations                       34
         Core Portfolio                            5             Kroger/Safeway Detail                   35
         Combined Portfolios                       6             Current Valuation                       36

    Market Capitalization                          7        Fund II
                                                                Overview                                 37
    Shareholder Information                        8             Properties                              38
                                                                 Anchor Detail                           39
       Section II - Financial Information                        Lease Expirations                       40

    Operating Statements - Pro-rata Consolidation           Fund III
         Pro-rata Consolidation                    9             Overview                                41
         Fee income                               11             Storage Post Properties                 42
         Opportunity Funds                        12             Storage Post Locations                  43
         Joint Ventures                           16
         Current v. Prior Year                    18        Redevelopment Projects                       44

    Same Property Net Operating Income            20        RCP Venture                                  45
                                                                 RCP Venture Investments                 46
    Funds from Operations ("FFO"), Adjusted FFO ("AFFO")
      and Funds Available for Distribution                    Section IV - Core Portfolio Information
       ("FAD")                                    21

    2008 Guidance                                 22        Properties                                   47

    Balance Sheets                                          Portfolio by State                           49
         Consolidated                             23
         Pro-rata Consolidation                   24        Top Tenants                                  50

    Debt Analysis                                           Anchor Tenants                               51
         Summary                                  25
         Detail                                   26        Anchor Lease Expirations - Next 4 Years      54
         Maturities                               29
                                                            Lease Expirations                            55
    Selected Financial Ratios                     30
                                                            New and Renewal Rent Spreads                 57

                                                            Capital Expenditures                         58

                                                            Portfolio Demographics                       59



               Visit www.acadiarealty.com for additional investor and portfolio information

                                                  Page 2
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      ACADIA
   REALTY TRUST

Reporting Supplement
 September 30, 2008

  Important Notes
  ---------------

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward- looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations ("FFO") as defined by the National Association of Real Estate Investment Trusts ("NAREIT") to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles ("GAAP") and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. In addition, the Company also discloses FFO as adjusted to include the extraordinary gain from its RCP investment in Albertson's. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson's, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplement adjustment more appropriately reflects the results of its operations. The Company also provides two other supplemental disclosures of operating performance, adjusted funds from operations ("AFFO") and funds available for distribution ("FAD"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures. The Company defines FAD as AFFO adjusted for scheduled debt principal payments.

USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES

EBITDA and NOI are a widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. The Company's method of calculating EBITDA and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity.


                                     Page 3

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      ACADIA
   REALTY TRUST
Reporting Supplement
 September 30, 2008

        Company Information
        --------------------

Acadia Realty Trust, headquartered in White Plains, NY, is a fully integrated and self-managed real estate investment trust which specializes in the acquisition, redevelopment and operation of shopping centers which are anchored by grocery and value-oriented retail. Acadia currently owns (or has interests in) and operates 85 properties totaling approximately 8 million square feet, located in the Northeast, Mid-Atlantic and Midwest United States.

All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (and its majority-owned subsidiaries) which is currently 98% controlled by Acadia.

 Corporate Headquarters     1311 Mamaroneck Avenue             Investor Relations  Jon Grisham
                            Suite 260                                              Senior Vice President,
                            White Plains, NY 10605                                 Chief Accounting Officer
                                                                                   (914) 288-8148
                                                                                   jgrisham@acadiarealty.com
                                                                                   -------------------------

 New York Stock Exchange    Symbol AKR                         Web Site            www.acadiarealty.com


 Analyst Coverage           Banc of America Securities                   J.P. Morgan Securities, Inc.
                            Christine McElroy - (212) 847-5658           Michael W. Mueller, CFA (212) 622-6689
                            christine.m.mcelroy@bofasecurities.com       michael.w.mueller@jpmorgan.com
                            --------------------------------------       ------------------------------

                            Bank of Montreal                             RBC Capital Markets
                            Paul Adornato, CFA - (212) 885-4170          Rich Moore, CFA - (216) 378-7625
                            paul.adornato@bmo.com                        rich.moore@rbccm.com
                            ---------------------                        --------------------

                            Citigroup - Smith Barney                     Keefe, Bruyette & Woods, Inc.
                            Michael Bilerman - (212) 816-1383            Sheila K. McGrath - (212) 887-7793
                            michael.bilerman@citi.com                    smcgrath@kbw.com
                            -------------------------                    ----------------

                                                  Page 4

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

                        ACADIA
                     REALTY TRUST
                 Reporting Supplement
                  September 30, 2008

              Total Market Capitalization             -------------------------------------- ---------------------------------------
              ---------------------------                                                          September 30, 2008 Market
   (including pro-rata share of joint venture debt)          Market Capitalization                    Capitalization using
                (dollars in thousands)                      as of September 30, 2008               October 28, 2008 Share Price
                                                      -------------------------------------- ---------------------------------------
                                                                              Percent of                           Percent of
                                                          Percent of        Total Market      Percent of           Total Market
                                                         Total Equity       Capitalization   Total Equity         Capitalization
                                                         ------------       --------------   ------------         --------------
 Equity Capitalization
 ---------------------
 Total Common Shares Outstanding                            98.0%$    32,353                      98.0% $   32,353
 Common Operating Partnership ("OP") Units                   2.0%        648                       2.0%        648
                                                                 ------------                           -----------
 Combined Common Shares and OP Units                                  33,001                                33,001

 Share Price                                                           25.28                                 15.91
                                                                 ------------                           -----------

 Equity Capitalization - Common Shares and OP Units                  834,265                               525,046

 Preferred OP Units (1)                                                  634                       0.0%        399
                                                                 ------------               ----------- -----------

              Total Equity Capitalization                            834,899        62.2%        100.0%    525,445     50.8%
                                                                 ------------ -----------   =========== -----------  --------

 Debt Capitalization
 -------------------
 Consolidated debt                                                   744,549                               744,549
 Adjustment to reflect pro-rata share of debt                       (236,323)                             (236,323)
                                                                 ------------                           -----------

               Total Debt Capitalization                             508,226        37.8%                  508,226     49.2%
                                                                 ------------ -----------               -----------  --------

              Total Market Capitalization                        $ 1,343,125       100.0%               $1,033,671    100.0%
                                                                 ============ ===========               ===========  ========

                                                      -------------------------------------- ---------------------------------------
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

                                                      Weighted Average Outstanding Common Shares and OP Units
                                                      -------------------------------------------------------

                                                          September 30, 2008     September 30, 2007
                                                        Quarter  Year-to-date   Quarter    Year-to-date
                                                        -------  ------------   -------    ------------
Weighted average Common Shares - Basic EPS            32,558,072  32,512,840  32,372,388    32,289,576
Dilutive potential Common Shares                         520,634     537,379     584,379       671,760
                                                      ----------- ----------- -----------   -----------
Weighted average Common Shares - Diluted EPS          33,078,706  33,050,219  32,956,767    32,961,336
OP Units                                                 647,656     647,047     642,272       642,272
Dilutive potential of OP Units                            25,067           -           -        25,067
                                                      ----------- ----------- -----------   -----------
Weighted average Common Shares/OP Units - Diluted FFO 33,751,429  33,697,266  33,599,039    33,628,675
                                                      =========== =========== ===========   ===========

(1) Represents 188 Series A Preferred OP Units convertible into 25,067 Common OP units x share price at quarter end.

                                     Page 5

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

           ACADIA
        REALTY TRUST
     Reporting Supplement
      September 30, 2008

Shareholder and OP Unit Information
-----------------------------------
    (amounts in thousands)

           Common Shares (1)
           -----------------                            Percent of Out-
                                            Common      standing Common
                                          Shares Held       Shares
                                         -------------  ---------------

Morgan Stanley                                   3,264            10.1%
ING Bewaar Maatschappij I B.V.                   2,865             8.9%
Third Avenue Management                          2,562             7.9%
Yale University                                  2,285             7.1%
Vanguard Group                                   2,222             6.9%
Goldman Sachs Group                              2,032             6.3%
Wellington Management                            1,984             6.1%
Barclay's Global Investors                       1,938             6.0%
Weiss Multi-Strategy Advisors                    1,898             5.9%
Baron Capital Group                              1,836             5.7%
                                         -------------  ---------------

Total of Ten Largest Institutional
 Shareholders                                   22,886            70.7%
                                         =============  ===============

Total of all Institutional Shareholders         31,865            98.5%
                                         =============  ===============


      Operating Partnership Units
      ---------------------------
                                           OP Units       Percent of
                                             Held          OP Units
                                         -------------  ---------------

Managment O.P. Unit Holders                        338            52.2%
Other O.P. Unit Holders                            310            47.8%
                                         -------------  ---------------

Total O.P. Units                                   648           100.0%
                                         =============  ===============


     (1) Based on most recent Schedule 13F filing

                                     Page 6
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                 ACADIA
              REALTY TRUST
           Reporting Supplement
            September 30, 2008

Income Statements - Pro-rata Consolidation (1)
------------------------------------------
       Current Quarter and Year-to-Date
       --------------------------------
             (in thousands)
                                                                    Year-to-Date

                                                                       Period
                                                                 ended September 30,
                                                                         2008
                             -------------------------------------------------------------------------------------------
                                                Core Retail                         Opportunity  Residential
                                                -----------                            Funds     -----------
                                                    Total Core    Total Core           -----
                               Wholly     Joint     Continuing   Discontinued                    Discontinued
                               Owned     Ventures   Operations  Operations (4)                    Operations    Total
                             -------------------------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                $  34,266   $  4,693    $  38,959  $     3,375            $  6,879    $  1,203   $  50,416
Percentage rents                   257         41          298           97                   -           -         395
Expense reimbursements - CAM     4,184        599        4,783          676                 301           -       5,760
Expense reimbursements -
 Taxes                           5,274        757        6,031          472                 112           -       6,615
Other property income              184         21          205           42                 174         109         530
                             ---------- ---------- ------------ --------------     ------------- ------------ ----------
                                44,165      6,111       50,276        4,662               7,466       1,312      63,716
                             ---------- ---------- ------------ --------------     ------------- ------------ ----------

PROPERTY EXPENSES
Property operating - CAM         5,095        735        5,830          882                 446           -       7,158
Other property operating         1,152        378        1,530          439               1,115         631       3,715
Real estate taxes                6,260        888        7,148          574                 576          65       8,363
                             ---------- ---------- ------------ --------------     ------------- ------------ ----------
                                12,507      2,001       14,508        1,895               2,136         696      19,235
                             ---------- ---------- ------------ --------------     ------------- ------------ ----------

NET OPERATING INCOME -
 PROPERTIES (3)                 31,658      4,110       35,768        2,767               5,329         616      44,480


OTHER INCOME (EXPENSE)
General and administrative     (19,838)         -      (19,838)           -                (449)          -     (20,287)
Equity in earnings of
 unconsolidated properties          21          -           21            -               1,399           -       1,420
Equity in earnings from RCP
 investments                         -          -            -            -               4,101           -       4,101
Interest income                  8,528         18        8,546            -                 215          11       8,772
Fee income (2)                  16,039          -       16,039            -                   -           -      16,039
Promote income - Fund capital
 transactions                    1,044          -        1,044            -                 117           -       1,161
Promote income - RCP                 -          -            -            -               1,173           -       1,173
Priority distributions             364          -          364            -                   -           -         364
Promote expense                      -          -            -            -                   -           -           -
Property management expense        (96)         -          (96)           -                  (3)        (23)       (122)
Straight-line rent income          325        179          504           13                 609           -       1,126
Straight-line rents written
 off                               (35)       (77)        (112)           -                   -           -        (112)
FAS 141 rent                      (362)       103         (259)           -                (625)          -        (884)
Provision for income taxes      (2,382)         -       (2,382)           -                  (8)          -      (2,390)
Lease termination income           137          -          137            -               4,675           -       4,812
                             ---------- ---------- ------------ --------------     ------------- ------------ ----------

EBIDTA                          35,403      4,333       39,736        2,780              16,533         604      59,652

Depreciation and
 amortization                  (11,609)    (1,307)     (12,916)        (288)             (3,424)          -     (16,628)
FAS 141 amortization              (728)         -         (728)           -                 (49)          -        (777)
Interest expense               (13,619)    (2,831)     (16,450)           -              (1,786)          -     (18,236)
Loan defeasance                      -          -            -            -                   -           -           -
FAS 141 interest                   774          -          774            -                   -           -         774
Gain (loss) on sale of
 properties                        763          -          763            -                   -       7,182       7,945
                             ---------- ---------- ------------ --------------     ------------- ------------ ----------

Income before minority
 interest                       10,984        195       11,179        2,492              11,274       7,786      32,731

Minority interest - OP            (446)         -         (446)         (49)                  -        (152)       (647)
Minority interest                   78          -           78            -                (520)          -        (442)
                             ---------- ---------- ------------ --------------     ------------- ------------ ----------

NET INCOME                   $  10,616   $    195    $  10,811  $     2,443            $ 10,753    $  7,634   $  31,641
                             ========== ========== ============ ==============     ============= ============ ==========


(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The
     Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% interest in the Brandywine Portfolio and a 49% interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.
(2)  Details on the following Fee Income page.
(3) Includes majority-owned affiliates of which the minority share of NOI for 239 Greenwich Ave and Boonton Shopping Center aggregated $238 for the quarter and $719 for the nine months ended September 30, 2008.
(4) Discontinued Operations reflects Ledgewood Mall, which was held for sale as of September 30, 2008, and one residential property which was sold in the second quarter 2008.


                                     Page 7

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

                                                                   Current Quarter

                                                                      3 months
                                                                 ended September 30,
                                                                         2008
                            --------------------------------------------------------------------------------------------
                                               Core Retail                     Opportunity    Residential
                                               -----------                        Funds       -----------
                                                  Total Core    Total Core        -----
                              Wholly     Joint    Continuing   Discontinued                    Discontinued
                               Owned   Ventures   Operations  Operations (4)                   Operations (4)    Total
                             -------------------------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                $ 11,472    $1,550     $ 13,022  $     1,031            $  2,191      $        -  $ 16,244
Percentage rents                   75        12           87           41                   -               -       128
Expense reimbursements - CAM    1,166       186        1,352          166                 174               -     1,692
Expense reimbursements -
 Taxes                          1,741       253        1,994          162                  37               -     2,193
Other property income              60         -           60            7                  57               -       124
                            ---------- --------- ------------ --------------     ------------- --------------  ---------
                               14,514     2,001       16,515        1,407               2,458               -    20,380
                            ---------- --------- ------------ --------------     ------------- --------------  ---------

PROPERTY EXPENSES
Property operating - CAM        1,545       256        1,801          236                 119               -     2,156
Other property operating          241       129          370           13                 459               -       842
Real estate taxes               2,068       299        2,367          202                 219               -     2,788
                            ---------- --------- ------------ --------------     ------------- --------------  ---------
                                3,854       684        4,538          451                 797               -     5,786
                            ---------- --------- ------------ --------------     ------------- --------------  ---------

NET OPERATING INCOME -
 PROPERTIES (3)                10,660     1,317       11,977          956               1,661               -    14,594


OTHER INCOME (EXPENSE)
General and administrative     (6,658)        -       (6,658)           -                (275)              -    (6,933)
Equity in earnings of
 unconsolidated properties          -         -            -            -                 (51)              -       (51)
Equity in earnings from RCP
 investments                        -         -            -            -               1,368               -     1,368
Interest income                 4,417         4        4,421            -                  41               -     4,462
Fee income (2)                  4,345         -        4,345            -                   -               -     4,345
Promote income - Fund capital
 transactions                       -         -            -            -                   -               -         -
Promote income - RCP                -         -            -            -                (114)              -      (114)
Priority distributions            111         -          111            -                   -               -       111
Promote expense                     -         -            -            -                   -               -         -
Property management expense       (32)        -          (32)           -                  (1)              -       (33)
Straight-line rent income        (163)      119          (44)           8                 274               -       238
Straight-line rents written
 off                              (35)      (16)         (51)           -                   -               -       (51)
FAS 141 rent                     (124)       35          (89)           -                (593)              -      (682)
Provision for income taxes       (190)        -         (190)           -                   0               -      (190)
Lease termination income          137         -          137            -                (225)              -       (88)
                            ---------- --------- ------------ --------------     ------------- --------------  ---------

EBIDTA                         12,468     1,459       13,927          964               2,085               -    16,976

Depreciation and
 amortization                  (4,030)     (438)      (4,468)         (96)             (1,063)                   (5,627)
FAS 141 amortization             (234)        -         (234)                             (15)                     (249)
Interest expense               (5,100)     (950)      (6,050)                            (684)                   (6,734)
Loan defeasance                     -         -            -                                -               -         -
FAS 141 interest                  734         -          734                                -               -       734
Gain (loss) on sale of
 properties                         -         -            -            -                   -               -         -
                            ---------- --------- ------------ --------------     ------------- --------------  ---------

Income before minority
 interest                       3,838        71        3,909          868                 322               -     5,098

Minority interest - OP            (87)        -          (87)         (17)                  -               -      (104)
Minority interest                  (7)        -           (7)           -                  (0)              -        (7)
                            ---------- --------- ------------ --------------     ------------- --------------  ---------

NET INCOME                   $  3,744    $   71     $  3,815  $       851            $    321      $        -  $  4,987
                            ========== ========= ============ ==============     ============= ==============  =========


(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% interest in the Brandywine Portfolio and a 49% interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.
(2)  Details on the following Fee Income page.
(3) Includes majority-owned affiliates of which the minority share of NOI for 239 Greenwich Ave and Boonton Shopping Center aggregated $238 for the quarter and $719 for the nine months ended September 30, 2008.
(4) Discontinued Operations reflects Ledgewood Mall, which was held for sale as of September 30, 2008, and one residential property which was sold in the second quarter 2008.

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

                 ACADIA
              REALTY TRUST
           Reporting Supplement
            September 30, 2008

Income Statements - Pro-rata Consolidation (1)
------------------------------------------
       Current Quarter and Year-to-Date
       --------------------------------
             (in thousands)

                                                             Previous Quarter

                                                                3 months
                                                              ended June 30,
                                                                   2008
                            --------------------------------------------------------------------------------------------
                                               Core Retail                     Opportunity    Residential
                                               -----------                        Funds       -----------
                                                  Total Core    Total Core        -----
                              Wholly     Joint    Continuing   Discontinued                    Discontinued
                               Owned   Ventures   Operations  Operations (4)                   Operations (4)    Total
                             -------------------------------------------------------------------------------------------

     PROPERTY REVENUES
     Minimum rents                $ 11,486    $1,532     $ 13,018  $     1,040      $  2,091      $  285     $ 16,434
     Percentage rents                   21         4           25           37             -           -           62
     Expense reimbursements - CAM    1,154       160        1,314          208            60           -        1,582
     Expense reimbursements -
      Taxes                          1,643       263        1,906          155            27           -        2,088
     Other property income              31         1           32            7            28          34          101
                                 ---------- --------- ------------ ------------ ------------- -------------- ---------
                                    14,335     1,960       16,295        1,447         2,205         319       20,266
                                 ---------- --------- ------------ ------------ ------------- -------------- ---------

     PROPERTY EXPENSES
     Property operating - CAM        1,391       200        1,591          267           128                    1,986
     Other property operating          506       154          660          146           474         215        1,495
     Real estate taxes               2,096       304        2,400          186           210          15        2,811
                                 ---------- --------- ------------ ------------ ------------- -------------- ---------
                                     3,993       658        4,651          599           813         230        6,293
                                 ---------- --------- ------------ ------------ ------------- -------------- ---------

     NET OPERATING INCOME -
      PROPERTIES (3)                10,342     1,302       11,644          848         1,393          89       13,974


     OTHER INCOME (EXPENSE)
     General and administrative     (6,572)        -       (6,572)           -           (70)          -       (6,642)
     Equity in earnings of
      unconsolidated properties          -         -            -            -         1,467           -        1,467
     Equity in earnings from RCP
      investments                        -         -            -            -           200           -          200
     Interest income                 1,825         5        1,830            -            20           3        1,853
     Fee income (2)                  4,978         -        4,978            -             -                    4,978
     Promote income - Fund capital
      transactions                   1,044         -        1,044            -           117                    1,161
     Promote income - RCP                -         -            -            -            96                       96
     Priority distributions            118         -          118            -             -                      118
     Promote expense                     -         -            -            -             -                        -
     Property management expense       (32)        -          (32)           -            (1)         (9)         (42)
     Straight-line rent income         238        33          271            2           371           -          644
     Straight-line rents written
      off                                          -            -            -             -           -            -
     FAS 141 rent                     (126)       34          (92)           -            (9)          -         (101)
     Provision for income taxes       (349)        -         (349)           -             0           -         (349)
     Lease termination income            -         -            -            -         4,900           -        4,900
                                 ---------- --------- ------------ ------------ ------------- -------------- ---------

     EBIDTA                         11,466     1,374       12,840          850         8,484          83       22,257

     Depreciation and
      amortization                  (4,003)     (382)      (4,385)         (82)       (1,019)                  (5,486)
     FAS 141 amortization             (239)        -         (239)                       (15)                    (254)
     Interest expense               (4,255)     (940)      (5,195)                      (581)                  (5,776)
     Loan defeasance                     -         -            -                          -           -            -
     FAS 141 interest                   20         -           20                          -           -           20
     Gain (loss) on sale of
      properties                       763         -          763            -             -       7,182        7,945
                                 ---------- --------- ------------ ------------ ------------- -------------- ---------

     Income before minority
      interest                       3,752        52        3,804          768         6,868       7,265       18,705

     Minority interest - OP           (205)        -         (205)         (15)            -        (142)        (362)
     Minority interest                  (7)        -           (7)           -          (424)          -         (431)
                                 ---------- --------- ------------ ------------ ------------- -------------- ---------

     NET INCOME                   $  3,540    $   52     $  3,592  $       753      $  6,443      $7,123     $ 17,911
                                 ========== ========= ============ ============ ============= ============== =========


(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% interest in the Brandywine Portfolio and a 49% interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.
(2)  Details on the following Fee Income page.
(3) Includes majority-owned affiliates of which the minority share of NOI for 239 Greenwich Ave and Boonton Shopping Center aggregated $238 for the quarter and $719 for the nine months ended September 30, 2008.
(4) Discontinued Operations reflects Ledgewood Mall, which was held for sale as of September 30, 2008, and one residential property which was sold in the second quarter 2008.

                                                             Previous Quarter

                                                                3 months
                                                             ended March 31,
                                                                  2008
                            --------------------------------------------------------------------------------------------
                                               Core Retail                     Opportunity    Residential
                                               -----------                        Funds       -----------
                                                  Total Core    Total Core        -----
                              Wholly     Joint    Continuing   Discontinued                    Discontinued
                               Owned   Ventures   Operations  Operations (4)                   Operations (4)    Total
                             -------------------------------------------------------------------------------------------
     PROPERTY REVENUES
     Minimum rents                $ 11,308     $1,611     $ 12,919   $    1,304        $  2,597        $ 918    $ 17,738
     Percentage rents                  161         25          186           19               -                      205
     Expense reimbursements - CAM    1,864        253        2,117          302              67                    2,486
     Expense reimbursements -
      Taxes                          1,890        241        2,131          155              49                    2,335
     Other property income              93         20          113           28              89           75         305
                                 ---------- ---------- ------------ -------------- ------------- -------------- ---------
                                    15,316      2,150       17,466        1,808           2,802          993      23,069
                                 ---------- ---------- ------------ -------------- ------------- -------------- ---------

     PROPERTY EXPENSES
     Property operating - CAM        2,159        279        2,438          379             198                    3,015
     Other property operating          405         95          500          280             181          416       1,377
     Real estate taxes               2,096        285        2,381          186             146           50       2,763
                                 ---------- ---------- ------------ -------------- ------------- -------------- ---------
                                     4,660        659        5,319          845             526          466       7,156
                                 ---------- ---------- ------------ -------------- ------------- -------------- ---------

     NET OPERATING INCOME -
      PROPERTIES (3)                10,656      1,491       12,147          963           2,276          527      15,913


     OTHER INCOME (EXPENSE)
     General and administrative     (6,608)         -       (6,608)           -            (104)           -      (6,712)
     Equity in earnings of
      unconsolidated properties         21          -           21            -             (17)           -           4
     Equity in earnings from RCP
      investments                        -          -            -            -           2,533            -       2,533
     Interest income                 2,286          9        2,295            -             154            8       2,457
     Fee income (2)                  6,716          -        6,716            -               -                    6,716
     Promote income - Fund capital
      transactions                       -          -            -            -               -                        -
     Promote income - RCP                -          -            -            -           1,192                    1,192
     Priority distributions            135          -          135            -               -                      135
     Promote expense                     -          -            -            -               -                        -
     Property management expense       (32)         -          (32)           -              (2)         (14)        (48)
     Straight-line rent income         250         27          277            3             (36)           -         244
     Straight-line rents written
      off                                         (61)         (61)           -               -            -         (61)
     FAS 141 rent                     (112)        34          (78)           -             (24)           -        (102)
     Provision for income taxes     (1,843)         -       (1,843)           -              (9)           -      (1,852)
     Lease termination income            -          -            -            -               -            -           -
                                 ---------- ---------- ------------ -------------- ------------- -------------- ---------

     EBIDTA                         11,469      1,500       12,969          966           5,964          521      20,420

     Depreciation and
      amortization                  (3,576)      (487)      (4,063)        (110)         (1,341)                  (5,514)
     FAS 141 amortization             (255)         -         (255)                         (18)                    (273)
     Interest expense               (4,264)      (941)      (5,205)                        (520)                  (5,725)
     Loan defeasance                     -          -            -                            -            -           -
     FAS 141 interest                   20          -           20                            -            -          20
     Gain (loss) on sale of
      properties                         -          -            -            -               -            -           -
                                 ---------- ---------- ------------ -------------- ------------- -------------- ---------

     Income before minority
      interest                       3,394         72        3,466          856           4,084          521       8,927

     Minority interest - OP           (154)         -         (154)         (17)              -          (10)       (181)
     Minority interest                  92          -           92            -             (96)           -          (4)
                                 ---------- ---------- ------------ -------------- ------------- -------------- ---------

     NET INCOME                   $  3,332     $   72     $  3,404   $      839        $  3,989        $ 511    $  8,743
                                 ========== ========== ============ ============== ============= ============== =========


(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% interest in the Brandywine Portfolio and a 49% interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.
(2)  Details on the following Fee Income page.
(3) Includes majority-owned affiliates of which the minority share of NOI for 239 Greenwich Ave and Boonton Shopping Center aggregated $238 for the quarter and $719 for the nine months ended September 30, 2008.
(4) Discontinued Operations reflects Ledgewood Mall, which was held for sale as of September 30, 2008, and one residential property which was sold in the second quarter 2008.

                       ACADIA
                    REALTY TRUST
                Reporting Supplement
                 September 30, 2008

Income Statements - Analysis of Management Fee Income
-----------------------------------------------------
                   Current Quarter
                   ---------------
                   (in thousands)


                                                                  Fund I      Fund II     Fund III        Other         Total
                                                               ----------- ------------ ------------- ------------- ------------
  Nine months ended September 30, 2008
  Asset and property management fees                             $       -   $    2,900   $    4,554   $     1,327    $    8,781
  Transactional fees                                                   175        3,449        1,939         1,695         7,258
                                                               ----------- ------------ ------------- ------------- ------------
                                                                       175        6,349        6,493         3,022        16,039
  Priority distributions (Asset and property management fees)          364            -            -             -           364
                                                               ----------- ------------ ------------- ------------- ------------
  Total management fees and priority distributions               $     539   $    6,349   $    6,493   $     3,022    $   16,403
                                                               =========== ============ ============= ============= ============


                                                                  Fund I      Fund II     Fund III        Other         Total
                                                               ----------- ------------ ------------- ------------- ------------
  Three months ended September 30, 2008
  Asset and property management fees                             $       -   $      968   $    1,511   $       324    $    2,803
  Transactional fees                                                    28        1,404         (160)          270         1,542
                                                               ----------- ------------ ------------- ------------- ------------
                                                                        28        2,372        1,351           594         4,345
  Priority distributions (Asset and property management fees)          111            -            -             -           111
                                                               ----------- ------------ ------------- ------------- ------------
  Total management fees and priority distributions               $     139   $    2,372   $    1,351   $       594    $    4,456
                                                               =========== ============ ============= ============= ============


                                                                  Fund I      Fund II     Fund III        Other         Total
                                                               ----------- ------------ ------------- ------------- ------------
  Three months ended June 30, 2008
  Asset and property management fees                             $       -   $      957   $    1,512   $       417    $    2,886
  Transactional fees                                                    55        1,016        1,041           (20)        2,092
                                                               ----------- ------------ ------------- ------------- ------------
                                                                        55        1,973        2,553           397         4,978
  Priority distributions (Asset and property management fees)          118            -            -             -           118
                                                               ----------- ------------ ------------- ------------- ------------
  Total management fees and priority distributions               $     173   $    1,973   $    2,553   $       397    $    5,096
                                                               =========== ============ ============= ============= ============


                                                                  Fund I      Fund II     Fund III        Other         Total
                                                               ----------- ------------ ------------- ------------- ------------
  Three months ended March 31, 2008
  Asset and property management fees                             $       -   $      975   $    1,531   $       586    $    3,092
  Transactional fees                                                    92        1,029        1,058         1,445         3,624
                                                               ----------- ------------ ------------- ------------- ------------
                                                                        92        2,004        2,589         2,031         6,716
  Priority distributions (Asset and property management fees)          135            -            -             -           135
                                                               ----------- ------------ ------------- ------------- ------------
  Total management fees and priority distributions               $     227   $    2,004   $    2,589   $     2,031    $    6,851



                       ACADIA
                    REALTY TRUST
                Reporting Supplement
                 September 30, 2008

     Income Statements - Opportunity Funds (1)
     -----------------------------------------
         Current Quarter and Year-to-Date
         --------------------------------
                   (in thousands)


               ---------------------------------------------------------------------------------------------------------------------

                                                                     Year-to-Date
                                                                        Period
                                                                ended September 30, 2008

               ---------------------------------------------------------------------------------------------------------------------
               ---------------------------------------------------------------------------------------------------------------------

                                    AKR       AKR                      AKR          AKR              AKR             AKR
                                    Pro-   Brandywine                  Pro-         Pro-             Pro-            Pro-    Total
                             AKR    rata    Promote             AKR    rata         rata             rata            rata   AKR Pro-
                Total     Promote  share  PAID IN  Mervyns   Promote  share  Fund  share   Mervyns  share    Fund   share    rata
                Fund I     20.00%  22.22%   FULL      I      20.00%  22.22%   II   20.00%    II     20.00%    III  19.9005%  share
               ---------------------------------------------------------------------------------------------------------------------
PROPERTY
 REVENUES
Minimum rents  $ 7,695    $1,539  $1,368  $1,122  $     -  $    -  $    -  $ 7,026  $1,405  $     -  $   -  $ 7,262  $1,445  $ 6,879
Percentage
 rents               -         -       -       -        -       -       -        -       -        -      -        -       -        -
Expense
 reimbursements
 - CAM             129        26      23      24        -       -       -    1,127     225        -      -       15       3      301
Expense
 reimbursements
 - Taxes           188        38      33      27        -       -       -       69      14        -      -        3       -      112
Other property
 income             97        19      17      33        -       -       -       15       3        -      -      503     101      174
               --------   ------- ------- ------- -------- ------- ------- -------- ------- -------- ------- -------- ------- ------
                 8,109     1,622   1,441   1,206        -       -       -    8,237   1,647        -      -    7,783   1,549    7,466
               --------   ------- ------- ------- -------- ------- ------- -------- ------- -------- ------- -------- ------- ------

PROPERTY
 EXPENSES
Property
 operating -
 CAM               308        62      55      54        -       -       -    1,352     271        -      -       25       5      446
Other property
 operating         111        22      20      19        5       1       1    3,074     615        5      1    2,190     436    1,115
Real estate
 taxes             300        60      53      42        -       -       -    1,251     250        -      -      856     170      576
               --------   ------- ------- ------- -------- ------- ------- -------- ------- -------- ------- -------- ------- ------
                   719       144     128     115        5       1       1    5,677   1,136        5      1    3,071     611    2,136
               --------   ------- ------- ------- -------- ------- ------- -------- ------- -------- ------- -------- ------- ------

NET OPERATING
 INCOME -
 PROPERTIES (3)  7,390     1,478   1,314   1,092       (5)     (1)     (1)   2,560     511       (5)    (1)   4,712     938    5,329


OTHER INCOME
 (EXPENSE)
General and
 administrative   (328)      (66)    (58)    (11)      (5)     (1)     (1)    (492)    (98)    (196)   (39)    (880)   (175)   (449)
Equity in
 earnings of
 unconsolidated
 properties      3,297 (4)   542     586     299        -       -       -     (147)    (29)       -      -        -       -    1,399
Equity in
 earnings from
 RCP
 investments         -         -       -       -    5,878   1,174   1,045        -       -   15,269  3,055        -       -    5,274
Interest income    167        33      30      38        4       -       1      140      28       75     15      349      70      215
Asset and
 property
 management
 income              -         -       -       -        -       -       -        -       -        -      -        -       -        -
Promote income
 - Fund
 Transactions        -       117       -       -        -       -       -        -       -        -      -        -       -      117
Promote income
 - RCP               -         -       -       -        -       -       -        -       -        -      -        -       -        -
Priority
 distributions       -         -       -       -        -       -       -        -       -        -      -        -       -        -
Promote expense (2,107)        -       -       -   (1,174)      -       -        -       -        -      -        -       -        -
Asset and
 property
 management
 expense( 2)        (6)       (1)     (1)     (1)       -       -       -   (3,706)      -        -      -   (6,031)      -      (3)
Straight-line
 rent income      (293)      (59)    (52)    (36)       -       -       -    3,742     749        -      -       30       6      609
Straight-line
 rents written
 off                 -         -       -       -        -       -       -        -       -        -      -        -       -        -
FAS 141 Rent       (24)       (5)     (4)     (7)       -       -       -     (195)    (39)       -      -   (2,870)   (570)   (625)
Provision for
 income taxes      (17)       (3)     (3)     (4)      (4)      1      (1)      17       4       (4)    (1)      (1)      -      (8)
Lease
 termination
 income              -         -       -       -        -       -       -   23,377   4,675        -      -        -       -    4,675
               --------   ------- ------- ------- -------- ------- ------- -------- ------- -------- ------- -------- ------- ------

EBIDTA           8,079     2,037   1,811   1,370    4,694   1,173   1,043   25,296   5,801   15,139  3,029   (4,691)    269   16,533

Depreciation
 and
 amortization   (4,618)     (924)   (821)   (677)       -       -       -   (3,181)   (637)       -      -   (1,833)   (365) (3,424)
FAS 141
 Amortization       (8)       (2)     (1)     (2)       -       -       -     (207)    (42)       -      -      (10)     (2)    (49)
Interest
 expense          (809)     (162)   (144)   (124)       -       -       -   (3,360)   (672)       -      -   (3,439)   (685) (1,786)
Loan defeasance      -         -       -       -        -       -       -        -       -        -      -        -       -        -
FAS 141
 Interest            -         -       -       -        -       -       -        -       -        -      -        -       -        -
Gain (loss) on
 sale of
 properties          -         -       -       -        -       -       -        -       -        -      -        -       -        -
               --------   ------- ------- ------- -------- ------- ------- -------- ------- -------- ------- -------- ------- ------

Income before
 minority
 interest        2,644       950     845     567    4,694   1,173   1,043   18,548   4,450   15,139  3,029   (9,973)   (783)  11,274

Minority
 interest - OP       -         -       -       -        -       -       -        -       -        -      -        -       -        -
Minority
 interest         (420)      (84)    (75)    (65)       -       -       -   (1,627)   (325)       -      -      142      28    (520)
               --------   ------- ------- ------- -------- ------- ------- -------- ------- -------- ------- -------- ------- ------

NET INCOME     $ 2,224    $  866  $  770  $  502  $ 4,694  $1,173  $1,043  $16,921  $4,125  $15,139 $3,029  $(9,831) $ (755) $10,753
               ========   ======= ======= ======= ======== ======= ======= ======== ======= ======== ======= ======== ======= ======

               ---------------------------------------------------------------------------------------------------------------------


          (1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements.

          (2) Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

          (3) Includes majority-owned affiliates of which the minority share of NOI for the Kroger/Safeway Portfolio amounts to $2,085 on an annual basis ($7,363 x 37.78% x 75%).

          (4) Includes a $3,307 gain related to the sale of the Haygood Shopping Center.


                       ACADIA
                    REALTY TRUST
                Reporting Supplement
                 September 30, 2008

     Income Statements - Opportunity Funds (1)
     -----------------------------------------
         Current Quarter and Year-to-Date
         --------------------------------
                   (in thousands)


               ---------------------------------------------------------------------------------------------------------------------

                                                                    Current Quarter
                                                                        Period
                                                                ended September 30, 2008

               ---------------------------------------------------------------------------------------------------------------------
               ---------------------------------------------------------------------------------------------------------------------
                                            AKR
                                    AKR   Brandywine                AKR          AKR              AKR             AKR
                                    Pro-  Promote(3)                Pro-         Pro-             Pro-            Pro-       Total
                             AKR    rata  PAID IN            AKR    rata         rata             rata            rata     AKR Pro-
                Total     Promote  share    FULL  Mervyns  Promote  share  Fund  share   Mervyns  share    Fund   share      rata
                Fund I     20.00%  22.22% $    -    I      20.00%  22.22%  II   20.00%    II     20.00%    III  19.9005%     share
               ---------------------------------------------------------------------------------------------------------------------

PROPERTY
 REVENUES
Minimum rents  $ 2,609  $  522  $  464  $     - $   -   $    -  $    -  $ 2,425  $  485  $    -  $    -  $ 3,620  $    720  $ 2,191
Percentage
 rents               -       -       -        -     -        -       -        -       -       -       -        -         -        -
Expense
 reimbursements
 - CAM              44       9       8        -     -        -       -      781     156       -       -        5         1      174
Expense
 reimbursements
 - Taxes            74      15      13        -     -        -       -       43       9       -       -        1         -       37
Other property
 income              2       0       0        -     -        -       -       21       4       -       -      260        52       57
               -------- ------- ------- ------- ------- ------- ------- -------- ------- ------- ------- -------- --------- --------
                 2,729     546     485        -     -        -       -    3,270     654       -       -    3,886       773    2,458
               -------- ------- ------- ------- ------- ------- ------- -------- ------- ------- ------- -------- --------- --------

PROPERTY
 EXPENSES
Property
 operating -
 CAM                88      18      16        -     -        -       -      423      85       -       -        3         1      119
Other property
 operating          32       6       6        -     -        -       -    1,091     218       -       -    1,151       229      459
Real estate
 taxes             106      21      19        -     -        -       -      461      92       -       -      439        87      219
               -------- ------- ------- ------- ------- ------- ------- -------- ------- ------- ------- -------- --------- --------
                   226      45      40        -     -        -       -    1,975     395       -       -    1,593       317      797
               -------- ------- ------- ------- ------- ------- ------- -------- ------- ------- ------- -------- --------- --------

NET OPERATING
 INCOME -
 PROPERTIES (4)  2,503     501     445        -     -        -       -    1,295     259       -       -    2,293       456    1,661


OTHER INCOME
 (EXPENSE)
General and
 administrative   (270)    (54)    (48)       -    (5)      (1)     (1)    (340)    (68)   (195)    (39)    (322)      (64)    (275)
Equity in
 earnings of
 unconsolidated
 properties       (136)    (27)    (24)       -     -        -       -        -       -       -       -        -         -      (51)
Equity in
 earnings from
 RCP
 investments         -       -       -        -  (566)    (114)   (100)       -       -   7,338   1,468        -         -    1,253
Interest income     37       7       7        -     1        -       0       45       9       4       1       83        17       41
Asset and
 property
 management
 income              -       -       -        -     -        -       -        -       -       -       -        -         -        -
Promote income
 - Fund
 Transactions        -               -        -     -        -       -        -       -       -       -        -         -        -
Promote income
 - RCP               -       -       -        -     -        -       -        -       -       -       -        -         -        -
Priority
 distributions       -       -       -        -     -        -       -        -       -       -       -        -         -        -
Promote expense     24       -       -        -   114        -       -        -       -       -       -        -         -        -
Asset and
 property
 management
 expense( 2)        (2)     (0)     (0)       -     -        -       -   (1,257)      -       -       -   (2,060)        -       (1)
Straight-line
 rent income      (135)    (27)    (24)       -     -        -       -    1,614     323       -       -       10         2      274
Straight-line
 rents written
 off                 -       -       -        -     -        -       -        -       -       -       -        -         -        -
FAS 141 Rent        (2)     (0)     (0)       -     -        -       -      (65)    (13)      -       -   (2,911)     (579)    (593)
Provision for
 income taxes        -       -       -        -    (1)       1      (0)       -       -       -       -        -         -        0
Lease
 termination
 income              -       -       -        -     -        -       -   (1,123)   (225)      -       -        -         -     (225)
               -------- ------- ------- ------- ------- ------- ------- -------- ------- ------- ------- -------- --------- --------

EBIDTA           2,019     399     355        -  (457)    (114)   (101)     169     285   7,147   1,430   (2,907)     (168)   2,085

Depreciation
 and
 amortization   (1,534)   (307)   (273)       -     -        -       -   (1,575)   (315)      -       -     (849)     (169)  (1,063)
FAS 141
 Amortization       (1)     (0)     (0)       -     -        -       -      (69)    (14)      -       -       (5)       (1)     (15)
Interest
 expense          (260)    (52)    (46)       -     -        -       -   (1,353)   (271)      -       -   (1,582)     (315)    (684)
Loan defeasance      -       -       -        -     -        -       -        -       -       -       -        -         -        -
FAS 141
 Interest            -       -       -        -     -        -       -        -       -       -       -        -         -        -
Gain (loss) on
 sale of
 properties          -       -       -        -     -        -       -        -       -       -       -        -         -        -
               -------- ------- ------- ------- ------- ------- ------- -------- ------- ------- ------- -------- --------- --------

Income before
 minority
 interest          224      40      36        -  (457)    (114)   (101)  (2,828)   (315)  7,147   1,430   (5,343)     (653)     322

Minority
 interest - OP       -       -       -        -     -        -       -        -       -       -       -        -         -        -
Minority
 interest         (141)    (28)    (25)       -     -        -       -      121      24       -       -      144        29       (0)
               -------- ------- ------- ------- ------- ------- ------- -------- ------- ------- ------- -------- --------- --------

NET INCOME     $    83  $   12  $   10  $     - $(457)  $ (114) $ (101) $(2,707) $ (291) $7,147  $1,430  $(5,199) $   (624) $   321
               ======== ======= ======= ======= ======= ======= ======= ======== ======= ======= ======= ======== ========= ========

               ---------------------------------------------------------------------------------------------------------------------

          (1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements.

          (2) Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

          (3) In connection with the recapitalization of the Brandywine Portfolio in January 2006, the investors received all of their Fund capital and preferred return. Accordingly, the Company is now entitled to a promote distribution on all future Fund I income and distributions. In addition, the Company is entitled to a promote payment of $7.2 million for the Brandywine transaction to be paid from the investors share of future Fund I earnings.The remaining $0.3 million of the $7.2 million promote was paid in the three months ended June 30, 2008.

          (4) Includes majority-owned affiliates of which the minority share of NOI for the Kroger/Safeway Portfolio amounts to $695 for the third quarter ($7,363 x 37.78% x 25%).


                       ACADIA
                    REALTY TRUST
                Reporting Supplement
                 September 30, 2008

     Income Statements - Opportunity Funds (1)
     -----------------------------------------
         Current Quarter and Year-to-Date
         --------------------------------
                   (in thousands)


               ---------------------------------------------------------------------------------------------------------------------

                                                                    Previous Quarter
                                                                        Period
                                                                  ended June 30, 2008

               ---------------------------------------------------------------------------------------------------------------------
               ---------------------------------------------------------------------------------------------------------------------
                                            AKR
                                    AKR   Brandywine                AKR          AKR              AKR             AKR
                                    Pro-  Promote(3)                Pro-         Pro-             Pro-            Pro-     Total
                             AKR    rata  PAID IN            AKR    rata         rata             rata            rata    AKR Pro-
                Total     Promote  share    FULL  Mervyns  Promote  share  Fund  share   Mervyns  share    Fund   share     rata
                Fund I     20.00%  22.22% $  324    I      20.00%  22.22%  II   20.00%    II     20.00%    III  19.9005%   share
               ---------------------------------------------------------------------------------------------------------------------

PROPERTY
 REVENUES
Minimum rents  $ 2,515    $  503  $  447  $ 216  $  -    $   -  $    -  $ 2,251  $  450    $  -    $  -  $ 2,386  $    475  $ 2,091
Percentage
 rents               -         -       -      -     -        -       -        -       -       -       -        -         -        -
Expense
 reimbursements
 - CAM              23         5       4      2     -        -       -      240      48       -       -        5         1       60
Expense
 reimbursements
 - Taxes            49        10       9      4     -        -       -       19       4       -       -        1         -       27
Other property
 income              2         0       0      0     -        -       -      (15)     (3)      -       -      150        30       28
               --------   ------- ------- ------ ------- ------ ------- -------- -------   ------- ----- -------- --------- --------
                 2,589       518     460    222     -        -       -    2,495     499       -       -    2,542       506    2,205
               --------   ------- ------- ------ ------- ------ ------- -------- -------   ------- ----- -------- --------- --------

PROPERTY
 EXPENSES
Property
 operating -
 CAM                89        18      16      8     -        -       -      424      85       -       -       10         2      128
Other property
 operating          33         7       6      3     5        1       1    1,598     320       5       1      683       136      474
Real estate
 taxes              98        20      17      8     -        -       -      550     110       -       -      275        55      210
               --------   ------- ------- ------ ------- ------ ------- -------- -------   ------- ----- -------- --------- --------
                   220        44      39     19     5        1       1    2,572     515       5       1      968       193      813
               --------   ------- ------- ------ ------- ------ ------- -------- -------   ------- ----- -------- --------- --------

NET OPERATING
 INCOME -
 PROPERTIES (4)  2,369       474     421    204    (5)      (1)     (1)     (77)    (16)     (5)     (1)   1,574       313    1,393


OTHER INCOME
 (EXPENSE)
General and
 administrative    (34)       (7)     (6)    (3)    -        -       -     (117)    (23)     (1)      -     (154)      (31)     (70)
Equity in
 earnings of
 unconsolidated
 properties      3,416 (5)   566     607    293     -        -       -        -       -       -       -        -         -    1,467
Equity in
 earnings from
 RCP
 investments         -         -       -      -   486       96      87        -       -     563     113        -         -      296
Interest income     32         6       6      3     -        -       -       18       4       2       -        4         1       20
Asset and
 property
 management
 income              -         -       -      -     -        -       -        -       -       -       -        -         -        -
Promote income
 - Fund
 Transactions        -       117       -      -     -        -       -        -       -       -       -        -         -      117
Promote income
 - RCP               -         -       -      -     -        -       -        -       -       -       -        -         -        -
Priority
 distributions       -         -       -      -     -        -       -        -       -       -       -        -         -        -
Promote expense (2,074)        -       -      -   (96)       -       -        -       -       -       -        -         -        -
Asset and
 property
 management
 expense( 2)        (2)       (0)     (0)    (0)    -        -       -   (1,217)      -       -       -   (2,002)        -       (1)
Straight-line
 rent income       (76)      (15)    (14)    (7)    -        -       -    2,020     404       -       -       10         2      371
Straight-line
 rents written
 off                 -         -       -      -     -        -       -        -       -       -       -        -         -        -
FAS 141 Rent        (2)       (0)     (0)    (0)    -        -       -      (65)    (13)      -       -       23         5       (9)
Provision for
 income taxes       (5)       (1)     (1)    (0)   (3)       0      (1)      18       4      (4)     (1)       -         -        0
Lease
 termination
 income              -         -       -      -     -        -       -   24,500   4,900       -       -        -         -    4,900
               --------   ------- ------- ------ ------- ------ ------- -------- -------   ------- ----- -------- --------- --------

EBIDTA           3,624     1,140   1,013    490   382       96      85   25,080   5,260     555     111     (545)      290    8,484

Depreciation
 and
 amortization   (1,538)     (308)   (273)  (132)    -        -       -     (888)   (178)      -       -     (643)     (128)  (1,019)
FAS 141
 Amortization       (1)       (0)     (0)    (0)    -        -       -      (69)    (14)      -       -       (5)       (1)     (15)
Interest
 expense          (262)      (52)    (47)   (23)    -        -       -   (1,112)   (222)      -       -   (1,195)     (238)    (581)
Loan defeasance      -         -       -      -     -        -       -        -       -       -       -        -         -        -
FAS 141
 Interest            -         -       -      -     -        -       -        -       -       -       -        -         -        -
Gain (loss) on
 sale of
 properties          -         -       -      -     -        -       -        -       -       -       -        -         -        -
               --------   ------- ------- ------ ------- ------ ------- -------- -------   ------- ----- -------- --------- --------

Income before
 minority
 interest        1,823       779     693    335   382       96      85   23,011   4,846     555     111   (2,388)      (77)   6,868

Minority
 interest - OP       -         -       -      -     -        -       -        -       -       -       -        -         -        -
Minority
 interest         (126)      (25)    (22)   (11)    -        -       -   (1,831)   (366)(6)   -       -        1         -     (424)
               --------   ------- ------- ------ ------- ------ ------- -------- -------   ------- ----- -------- --------- --------

NET INCOME     $ 1,697    $  754  $  670  $ 324  $382    $  96  $   85  $21,180  $4,480    $555    $111  $(2,387) $    (77) $ 6,443
               ========   ======= ======= ====== ======= ====== ======= ======== =======   ======= ===== ======== ========= ========

               ---------------------------------------------------------------------------------------------------------------------

          (1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements.

          (2) Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

          (3) In connection with the recapitalization of the Brandywine Portfolio in January 2006, the investors received all of their Fund capital and preferred return. Accordingly, the Company is now entitled to a promote distribution on all future Fund I income and distributions. In addition, the Company is entitled to a promote payment of $7.2 million for the Brandywine transaction to be paid from the investors share of future Fund I earnings.The remaining $0.3 million of the $7.2 million promote was paid in the three months ended June 30, 2008.

          (4) Includes majority-owned affiliates of which the minority share of NOI for the Kroger/Safeway Portfolio amounts to $695 for the second quarter ($7,363 x 37.78% x 25%).

          (5) Includes a $3,307 gain related to the sale of the Haygood Shopping Center.

          (6) Reflects the minority interest's share of the $4.9 million lease termination income.


                       ACADIA
                    REALTY TRUST
                Reporting Supplement
                 September 30, 2008

     Income Statements - Opportunity Funds (1)
     -----------------------------------------
         Current Quarter and Year-to-Date
         --------------------------------
                   (in thousands)


               ---------------------------------------------------------------------------------------------------------------------

                                                                    Previous Quarter
                                                                        Period
                                                                  ended March 31, 2008

               ---------------------------------------------------------------------------------------------------------------------
               ---------------------------------------------------------------------------------------------------------------------

                                    AKR                             AKR          AKR              AKR             AKR
                                    Pro-    AKR                     Pro-         Pro-             Pro-            Pro-     Total
                             AKR    rata Brandywine         AKR    rata         rata             rata            rata     AKR Pro-
                Total     Promote  share  Promote Mervyns  Promote share  Fund  share   Mervyns  share    Fund   share     rata
                Fund I     20.00%  22.22%   (3)     I      20.00%  22.22%  II   20.00%    II     20.00%    III  19.9005%   share
               ---------------------------------------------------------------------------------------------------------------------

PROPERTY
 REVENUES
Minimum rents  $ 2,571  $  514  $  457  $ 906   $     -  $    -  $    -  $ 2,350  $  470  $     - $    -  $ 1,256  $    250  $2,597
Percentage
 rents               -       -       -      -         -       -       -        -       -        -      -        -         -       -
Expense
 reimbursements
 - CAM              62      12      11     22         -       -       -      106      21        -      -        5         1      67
Expense
 reimbursements
 - Taxes            65      13      12     23         -       -       -        7       1        -      -        1         -      49
Other property
 income             93      19      17     33         -       -       -        9       2        -      -       93        19      89
               -------- ------- ------- ------- -------- ------- ------- -------- ------- ------- ------- -------- --------- -------
                 2,791     558     496    984         -       -       -    2,472     494        -      -    1,355       270   2,802
               -------- ------- ------- ------- -------- ------- ------- -------- ------- ------- ------- -------- --------- -------

PROPERTY
 EXPENSES
Property
 operating -
 CAM               131      26      23     46         -       -       -      505     101        -      -       12         2     198
Other property
 operating          46       9       8     16         -       -       -      385      77        -      -      356        71     181
Real estate
 taxes              96      19      17     34         -       -       -      240      48        -      -      142        28     146
               -------- ------- ------- ------- -------- ------- ------- -------- ------- ------- ------- -------- --------- -------
                   273      55      49     96         -       -       -    1,130     226        -      -      510       101     526
               -------- ------- ------- ------- -------- ------- ------- -------- ------- ------- ------- -------- --------- -------

NET OPERATING
 INCOME -
 PROPERTIES (4)  2,518     504     448    888         -       -       -    1,342     268        -      -      845       169   2,276


OTHER INCOME
 (EXPENSE)
General and
 administrative    (24)     (5)     (4)    (8)        -       -       -      (35)     (7)       -      -     (404)      (80)   (104)
Equity in
 earnings of
 unconsolidated
 properties         17       3       3      6         -       -       -     (147)    (29)       -      -        -         -     (17)
Equity in
 earnings from
 RCP
 investments         -       -       -      -     5,958   1,192   1,059        -       -    7,368  1,474        -         -   3,725
Interest income     98      20      17     35         3       -       1       77      15       69     14      262        52     154
Asset and
 property
 management
 income              -       -       -      -         -       -       -        -       -        -      -        -         -       -
Promote income
 - Fund
 Transactions        -       -       -      -         -       -       -        -       -        -      -        -         -       -
Promote income
 - RCP               -       -       -      -         -       -       -        -       -        -      -        -         -       -
Priority
 distributions       -       -       -      -         -       -       -        -       -        -      -        -         -       -
Promote expense    (57)      -       -      -    (1,192)      -       -        -       -        -      -        -         -       -
Asset and
 property
 management
 expense( 2)        (2)     (0)     (0)    (1)        -       -       -   (1,232)      -        -      -   (1,969)        -      (2)
Straight-line
 rent income       (82)    (16)    (15)   (29)        -       -       -      108      22        -      -       10         2     (36)
Straight-line
 rents written
 off                 -       -       -      -         -       -       -        -       -        -      -        -         -       -
FAS 141 Rent       (20)     (4)     (4)    (7)        -       -       -      (65)    (13)       -      -       18         4     (24)
Provision for
 income taxes      (12)     (2)     (2)    (4)        -       -       -       (1)      -        -      -       (1)        -      (9)
Lease
 termination
 income              -       -       -      -         -       -       -        -       -        -      -        -         -       -
               -------- ------- ------- ------- -------- ------- ------- -------- ------- ------- ------- -------- --------- -------

EBIDTA           2,436     499     443    880     4,769   1,192   1,060       47     256    7,437  1,488   (1,239)      147   5,964

Depreciation
 and
 amortization
 (3)            (1,546)   (309)   (275)  (545)        -       -       -     (718)   (144)       -      -     (341)      (68) (1,341)
FAS 141
 Amortization       (6)     (1)     (1)    (2)        -       -       -      (69)    (14)       -      -        -         -     (18)
Interest
 expense          (287)    (57)    (51)  (101)        -       -       -     (895)   (179)       -      -     (662)     (132)   (520)
Loan defeasance      -       -       -      -         -       -       -        -       -        -      -        -         -       -
FAS 141
 Interest            -       -       -      -         -       -       -        -       -        -      -        -         -       -
Gain (loss) on
 sale of
 properties          -       -       -      -         -       -       -        -       -        -      -        -         -       -
               -------- ------- ------- ------- -------- ------- ------- -------- ------- ------- ------- -------- --------- -------

Income before
 minority
 interest          597     131     116    232     4,769   1,192   1,060   (1,635)    (81)   7,437  1,488   (2,242)      (53)  4,084

Minority
 interest - OP       -       -       -      -         -       -       -        -       -        -      -        -         -       -
Minority
 interest         (153)    (31)    (27)   (54)        -       -       -       83      17        -      -       (3)       (1)    (96)
               -------- ------- ------- ------- -------- ------- ------- -------- ------- ------- ------- -------- --------- -------

NET INCOME     $   444  $  100  $   89  $ 178   $ 4,769  $1,192  $1,060  $(1,552) $  (64) $ 7,437 $1,488  $(2,245) $    (54) $3,989
               ======== ======= ======= ======= ======== ======= ======= ======== ======= ======= ======= ======== ========= =======

               ---------------------------------------------------------------------------------------------------------------------

          (1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements.

          (2) Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

          (3) In connection with the recapitalization of the Brandywine Portfolio in January 2006, the investors received all of their Fund capital and preferred return. Accordingly, the Company is now entitled to a promote distribution on all future Fund I income and distributions. In addition, the Company is entitled to a promote payment of $7.2 million for the Brandywine transaction to be paid from the investors share of future Fund I earnings.

          (4 )Includes majority-owned affiliates of which the minority share of NOI for the Kroger/Safeway Portfolio amounts to $695 for the first quarter ($7,363 x 37.78% x 25%).


               ACADIA
            REALTY TRUST
        Reporting Supplement
         September 30, 2008
Income Statements - Joint Ventures (1)
--------------------------------------
  Current Quarter and Year-to-Date
  --------------------------------
          (in thousands)

                    ------------------------------------------------------ ---------------------------------------------------------

                                         Year-to-Date                                           Current Quarter

                                            Period                                                 3 months
                                     Ended September 30,                                      Ended September 30,
                                             2008                                                    2008
                    ------------------------------------------------------ ---------------------------------------------------------
                                 Joint Ventures - Core Retail                            Joint Ventures - Core Retail
                    ------------------------------------------------------ ---------------------------------------------------------


                                AKR Pro-              AKR Pro-    Total                   AKR Pro-              AKR Pro-    Total
                               rata share            rata share  AKR Pro-                rata share            rata share  AKR Pro-
                    Brandywine   22.22%   Crossroads   49.00%   rata share Brandywine JV   22.22%  Crossroads   49.00%    rata share
                    ------------------------------------------------------ ---------------------------------------------------------
PROPERTY REVENUES
Minimum rents         $12,005    $ 2,669    $ 4,123    $ 2,021    $ 4,693   $     4,021     $  893     $1,339     $  656     $1,550
Percentage rents          145         32         19          9         41            13          3         19          9         12
Expense
 reimbursements -
 CAM                    1,589        354        500        245        599           511        114        147         72        186
Expense
 reimbursements -
 Taxes                    751        167      1,203        590        757           261         58        397        195        253
Other property
 income                    55         12         20          9         21             -          -          -          -          -
                    ---------- ---------- ---------- ---------- ---------- ------------- ---------- ---------- ---------- ----------
                       14,545      3,234      5,865      2,874      6,111         4,806      1,068      1,902        932      2,001
                    ---------- ---------- ---------- ---------- ---------- ------------- ---------- ---------- ---------- ----------

PROPERTY EXPENSES
Property operating
 - CAM                  2,117        471        537        264        735           779        173        169         83        256
Other property
 operating                929        207        349        171        378           314         70        120         59        129
Real estate taxes         848        189      1,427        699        888           293         65        478        234        299
                    ---------- ---------- ---------- ---------- ---------- ------------- ---------- ---------- ---------- ----------
                        3,894        867      2,313      1,134      2,001         1,386        308        767        376        684
                    ---------- ---------- ---------- ---------- ---------- ------------- ---------- ---------- ---------- ----------

NET OPERATING
 INCOME -
 PROPERTIES            10,651      2,367      3,552      1,740      4,110         3,420        760      1,135        556      1,317


OTHER INCOME
 (EXPENSE)
General and
 administrative             -          -          -          -          -             -          -          -          -          -
Equity in earnings
 of unconsolidated
 properties                 -          -          -          -          -             -          -          -          -          -
Equity in earnings
 from RCP
 investments                -          -          -          -          -             -          -          -          -          -
Interest income            40          8         21         10         18             6          1          6          3          4
Asset and property
 management income          -          -          -          -          -             -          -          -          -          -
Promote income              -          -          -          -          -             -          -          -          -          -
Priority
 distributions              -          -          -          -          -             -          -          -          -          -
Promote expense             -          -          -          -          -             -          -          -          -          -
Asset and property
 management
 expense( 2)             (741)         -          -          -          -          (240)         -          -          -          -
Straight-line rent
 income                   572        126        106         53        179           231         51        138         68        119
Straight-line rents
 written off             (114)       (26)      (105)       (51)       (77)          (70)       (16)         -          -        (16)
FAS 141 Rent              469        103          -          -        103           159         35          -          -         35
Provision for
 income taxes               -          -          -          -          -             -          -          -          -          -
Swap termination
 income                     -          -          -          -          -             -          -          -          -          -
                    ---------- ---------- ---------- ---------- ---------- ------------- ---------- ---------- ---------- ----------

EBIDTA                 10,877      2,578      3,574      1,752      4,333         3,506        831      1,279        627      1,459

Depreciation and
 amortization (2)      (3,401)      (756)      (523)      (551)    (1,307)       (1,273)      (283)      (116)      (155)      (438)
FAS 141
 Amortization               -          -          -          -          -             -          -          -          -          -
Interest expense       (7,584)    (1,557)    (2,601)    (1,274)    (2,831)       (2,546)      (523)      (872)      (427)      (950)
Loan defeasance             -          -          -          -          -             -          -          -          -          -
FAS 141 Interest            -          -          -          -          -             -          -          -          -          -
Gain (loss) on sale
 of properties              -          -          -          -          -             -          -          -          -          -
                    ---------- ---------- ---------- ---------- ---------- ------------- ---------- ---------- ---------- ----------

Income before
 minority interest       (108)       265        450        (73)       195          (313)        25        291         45         71

Minority interest -
 OP                         -          -          -          -          -             -          -          -          -          -
Minority interest           -          -          -          -          -             -          -          -          -          -
                    ---------- ---------- ---------- ---------- ---------- ------------- ---------- ---------- ---------- ----------

NET INCOME            $  (108)   $   265    $   450    $   (73)   $   195   $      (313)    $   25     $  291     $   45     $   71
                    ========== ========== ========== ========== ========== ============= ========== ========== ========== ==========

                    ------------------------------------------------------ ---------------------------------------------------------

               (1) The Company has a 22.2% interest in the Brandywine Portfolio and a 49% interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

               (2) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its stepped-up basis in Crossroads.


               ACADIA
            REALTY TRUST
        Reporting Supplement
         September 30, 2008
Income Statements - Joint Ventures (1)
--------------------------------------
  Current Quarter and Year-to-Date
  --------------------------------
          (in thousands)

                 --------------------------------------------------------- ---------------------------------------------------------

                                     Previous Quarter                                          Previous Quarter

                                         3 months                                                  3 months
                                      Ended June 30,                                            Ended March 31,
                                           2008                                                      2008
                 --------------------------------------------------------- ---------------------------------------------------------
                               Joint Ventures - Core Retail                              Joint Ventures - Core Retail
                 --------------------------------------------------------- ---------------------------------------------------------


                                AKR Pro-              AKR Pro-    Total                   AKR Pro-              AKR Pro-    Total
                               rata share            rata share  AKR Pro-                rata share            rata share  AKR Pro-
                 Brandywine JV   22.22%   Crossroads   49.00%   rata share Brandywine JV   22.22%   Crossroads   49.00%   rata share
                 --------------------------------------------------------- ---------------------------------------------------------
PROPERTY REVENUES
Minimum rents         $ 3,941     $  876     $1,336     $  655     $1,532       $ 4,043     $  900     $1,448     $  710     $1,611
Percentage rents           19          4          -          -          4           113         25          -          -         25
Expense
 reimbursements -
 CAM                      421         94        134         66        160           657        146        219        107        253
Expense
 reimbursements -
 Taxes                    242         54        426        209        263           248         55        380        186        241
Other property
 income                     -          -          3          1          1            55         12         17          8         20
                 ------------- ---------- ---------- ---------- ---------- ------------- ---------- ---------- ---------- ----------
                        4,623      1,028      1,899        931      1,960         5,116      1,138      2,064      1,011      2,150
                 ------------- ---------- ---------- ---------- ---------- ------------- ---------- ---------- ---------- ----------

PROPERTY EXPENSES
Property
 operating - CAM          574        128        146         72        200           764        170        222        109        279
Other property
 operating                224         50        213        104        154           391         87         16          8         95
Real estate taxes         278         62        494        242        304           277         62        455        223        285
                 ------------- ---------- ---------- ---------- ---------- ------------- ---------- ---------- ---------- ----------
                        1,076        240        853        418        658         1,432        319        693        340        659
                 ------------- ---------- ---------- ---------- ---------- ------------- ---------- ---------- ---------- ----------

NET OPERATING
 INCOME -
 PROPERTIES             3,547        788      1,046        513      1,302         3,684        819      1,371        671      1,491

                                                                           `
OTHER INCOME
 (EXPENSE)
General and
 administrative             -          -          -          -          -             -          -          -          -          -
Equity in
 earnings of
 unconsolidated
 properties                 -          -          -          -          -             -          -          -          -          -
Equity in
 earnings from
 RCP investments            -          -          -          -          -             -          -          -          -          -
Interest income            11          2          6          3          5            23          5          9          4          9
Asset and
 property
 management
 income                     -          -          -          -          -             -          -          -          -          -
Promote income              -          -          -          -          -             -          -          -          -          -
Priority
 distributions              -          -          -          -          -             -          -          -          -          -
Promote expense             -          -          -          -          -             -          -          -          -          -
Asset and
 property
 management
 expense( 2)             (246)         -          -          -          -          (255)         -          -          -          -
Straight-line
 rent income              195         43        (21)       (10)        33           146         32        (11)        (5)        27
Straight-line
 rents written
 off                        -          -          -          -          -           (44)       (10)      (105)       (51)       (61)
FAS 141 Rent              155         34          -          -         34           155         34          -          -         34
Provision for
 income taxes               -          -          -          -          -             -          -          -          -          -
Swap termination
 income                     -          -          -          -          -             -          -          -          -          -
                 ------------- ---------- ---------- ---------- ---------- ------------- ---------- ---------- ---------- ----------

EBIDTA                  3,662        867      1,031        506      1,374         3,709        880      1,264        619      1,500

Depreciation and
 amortization (2)        (978)      (217)      (136)      (165)      (382)       (1,150)      (256)      (271)      (231)      (487)
FAS 141
 Amortization               -          -          -          -          -             -          -          -          -          -
Interest expense       (2,519)      (517)      (863)      (423)      (940)       (2,519)      (517)      (866)      (424)      (941)
Loan defeasance             -          -          -          -          -             -          -          -          -          -
FAS 141 Interest            -          -          -          -          -             -          -          -          -          -
Gain (loss) on
 sale of
 properties                 -          -          -          -          -             -          -          -          -          -
                 ------------- ---------- ---------- ---------- ---------- ------------- ---------- ---------- ---------- ----------

Income before
 minority
 interest                 165        133         32        (82)        52            40        107        127        (36)        72

Minority interest
 - OP                       -          -          -          -          -             -          -          -          -          -
Minority interest           -          -          -          -          -             -          -          -          -          -
                 ------------- ---------- ---------- ---------- ---------- ------------- ---------- ---------- ---------- ----------

NET INCOME            $   165     $  133     $   32     $  (82)    $   52       $    40     $  107     $  127     $  (36)    $   72
                 ============= ========== ========== ========== ========== ============= ========== ========== ========== ==========

                 --------------------------------------------------------- ---------------------------------------------------------

               (1) The Company has a 22.2% interest in the Brandywine Portfolio and a 49% interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

               (2) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its stepped-up basis in Crossroads.


               ACADIA
            REALTY TRUST
        Reporting Supplement
         September 30, 2008

Income Statements - Current v. Prior Year (1)
-----------------------------------------
           (In Thousands)


                ---------------------------------------------------- ---------------------------------------------------------------

                                  Current Quarter                                       Prior Year Quarter

                                      3 months                                                3 months
                                ended September 30,                                     ended September 30,
                                        2008                                                    2007
                ---------------------------------------------------- ---------------------------------------------------------------
                            Core                                                 Core                Opportunity
                           Retail               Residential                     Retail                  Funds    Residential
                            Dis-                   Dis-                          Dis-                   Dis-        Dis-
                  Core   continued  Opportunity  continued             Core   continued  Opportunity  continued   continued
                 Retail  Operations    Funds    Operations   Total    Retail  Operations    Funds    Operations  Operations   Total
                ---------------------------------------------------- ---------------------------------------------------------------
PROPERTY
 REVENUES
Minimum rents   $13,022  $1,031     $ 2,191     $         - $16,244  $12,684  $1,073     $ 2,736     $ 527       $1,673    $18,693
Percentage
 rents               87      41           -               -     128      139      48           -         -            -        187
Expense
 reimbursements
 - CAM            1,352     166         174               -   1,692    1,280     215         102        67            -      1,664
Expense
 reimbursements
 - Taxes          1,994     162          37               -   2,193    2,048     177          74       103            -      2,402
Other property
 income              60       7          57               -     124      135      14          22         -          179        350
                -------- ---------- ----------- ----------- -------- -------- ---------- ----------- ----------- --------- --------
                 16,515   1,407       2,458               -  20,380   16,286   1,527       2,934       697        1,852     23,296
                -------- ---------- ----------- ----------- -------- -------- ---------- ----------- ----------- --------- --------

PROPERTY
 EXPENSES
Property
 operating -
 CAM              1,801     236         119               -   2,156    1,819     300         145        73            -      2,337
Other property
 operating          370      13         459               -     842      551      70         129       (53)       1,333      2,030
Real estate
 taxes            2,367     202         219               -   2,788    2,281     216         160        78           96      2,831
                -------- ---------- ----------- ----------- -------- -------- ---------- ----------- ----------- --------- --------
                  4,538     451         797               -   5,786    4,651     586         434        98        1,429      7,198
                -------- ---------- ----------- ----------- -------- -------- ---------- ----------- ----------- --------- --------

NET OPERATING
 INCOME -
 PROPERTIES      11,977     956       1,661               -  14,594   11,635     941       2,500       599          423     16,098


OTHER INCOME
 (EXPENSE)
General and
 administrative  (6,658)      -        (275)              -  (6,933)  (5,741)      -         (80)        -            -     (5,821)
Equity in
 earnings of
 Fund I
 unconsolidated
 properties           -       -         (51)              -     (51)       -       -       2,597         -            -      2,597
Equity in
 earnings from
 RCP investments      -       -       1,368               -   1,368        -       -         824         -            -        824
Interest income   4,421       -          41               -   4,462    2,386       -         145         -            5      2,536
Fee income        4,345       -           -               -   4,345    5,521       -           -         -            -      5,521
Promote income -
 Fund capital
 transactions         -       -           -               -       -        -       -           -         -            -          -
Promote income
 - RCP                -       -        (114)              -    (114)       -       -           -         -            -          -
Priority
 distributions      111       -           -               -     111        -       -           -         -            -          -
Promote expense       -       -           -               -       -        -       -           -         -            -          -
Property
 management
 expense            (32)      -          (1)              -     (33)     (31)      -          42       (44)         (37)       (70)
Straight-line
 rent income        (44)      8         274               -     238      300       2         249         9            -        560
Straight-line
 rents written
 off                (51)      -           -               -     (51)     126       -           -         -            -        126
FAS 141 Rent        (89)      -        (593)              -    (682)    (215)      -          13         -            -       (202)
Provision for
 income taxes      (190)      -           0               -    (190)    (316)      -          (2)        -            -       (318)
Leae
 termination
 income             137       -        (225)              -     (88)       -       -           -         -            -          -
                -------- ---------- ----------- ----------- -------- -------- ---------- ----------- ----------- --------- --------

EBIDTA           13,927     964       2,085               -  16,976   13,665     943       6,288       564          391     21,851

Depreciation
 and
 amortization    (4,468)    (96)     (1,063)              -  (5,627)  (3,812)   (442)     (1,649)      (87)        (369)    (6,359)
FAS 141
 Amortization      (234)      -         (15)              -    (249)    (144)                (21)        -            -       (165)
Interest
 expense         (6,050)      -        (684)              -  (6,734)  (5,250)      -        (574)     (223)        (300)    (6,347)
Loan defeasance       -       -           -               -       -        -                   -         -            -          -
FAS 141
 Interest           734       -           -               -     734       20                   -        15            -         35
Gain (loss) on
 sale of
 properties           -       -           -               -       -        -       -           -         -         (241)      (241)
                -------- ---------- ----------- ----------- -------- -------- ---------- ----------- ----------- --------- --------

Income before
 minority
 interest         3,909     868         322               -   5,098    4,479     501       4,044       269         (519)     8,774

Minority
 interest - OP      (87)    (17)          -               -    (104)    (102)    (10)        (81)       (5)          10       (188)
Minority
 interest            (7)      -          (0)              -      (7)       4       -        (100)        -            -        (96)
                -------- ---------- ----------- ----------- -------- -------- ---------- ----------- ----------- --------- --------

NET INCOME      $ 3,815  $  851     $   321     $         - $ 4,987  $ 4,381  $  491     $ 3,863     $ 264       $ (509)   $ 8,490
                ======== ========== =========== =========== ======== ======== ========== =========== =========== ========= ========

                ---------------------------------------------------- ---------------------------------------------------------------

               (1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I, II & III and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine Portfolio and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.


               ACADIA
            REALTY TRUST
        Reporting Supplement
         September 30, 2008

Income Statements - Current v. Prior Year (1)
-----------------------------------------
           (In Thousands)


                ---------------------------------------------------- ---------------------------------------------------------------

                                 Current Year-to-Date                                      Prior Year-to-Date

                                        Period                                                   Period
                                  ended September 30,                                      ended September 30,
                                         2008                                                     2007
                ---------------------------------------------------- ---------------------------------------------------------------
                             Core                                                   Core                Opportunity   Resi-
                            Retail               Residential                       Retail                  Funds     dential
                             Dis-                   Dis-                            Dis-                   Dis-        Dis-
                  Core    continued  Opportunity  continued              Core    continued  Opportunity  continued  continued
                 Retail   Operations    Funds    Operations    Total    Retail   Operations    Funds    Operations  Operations Total
                ---------------------------------------------------- ---------------------------------------------------------------
PROPERTY
 REVENUES
Minimum rents   $ 38,959  $3,375     $ 6,879     $1,203      $ 50,416  $ 37,024  $ 3,226    $ 8,166     $1,553      $ 5,273  $55,242
Percentage
 rents               298      97           -          -           395       381      126          3          -            -      510
Expense
 reimbursements
 - CAM             4,783     676         301          -         5,760     3,684      672        238        177            -    4,771
Expense
 reimbursements
 - Taxes           6,031     472         112          -         6,615     5,686      405         75        211            -    6,377
Other property
 income              205      42         174        109           530       267       27         38         19          460      811
               ---------- ---------- ----------- ----------- --------- --------- ---------- ----------- ----------- -------- -------
                  50,276   4,662       7,466      1,312        63,716    47,042    4,456      8,520      1,960        5,733   67,711
               ---------- ---------- ----------- ----------- --------- --------- ---------- ----------- ----------- -------- -------

PROPERTY
 EXPENSES
Property
 operating -
 CAM               5,830     882         446          -         7,158     5,737      915        475        243            -    7,370
Other property
 operating         1,530     439       1,115        631         3,715     1,336      179        364        (41)       3,268    5,106
Real estate
 taxes             7,148     574         576         65         8,363     6,363      486        273        221          272    7,615
               ---------- ---------- ----------- ----------- --------- --------- ---------- ----------- ----------- -------- -------
                  14,508   1,895       2,136        696        19,235    13,436    1,580      1,112        423        3,540   20,091
               ---------- ---------- ----------- ----------- --------- --------- ---------- ----------- ----------- -------- -------

NET OPERATING
 INCOME -
 PROPERTIES       35,768   2,767       5,329        616        44,480    33,606    2,876      7,408      1,537        2,193  47,620


OTHER INCOME
 (EXPENSE)
General and
 administrative  (19,838)      -        (449)         -       (20,287)  (17,501)       -       (221)         -            - (17,722)
Equity in
 earnings
 of Fund I
 unconsolidated
 properties           21       -       1,399          -         1,420         -        -      2,432          -            -   2,432
Equity in
 earnings from
 RCP
 investments           -       -       4,101          -         4,101         -               6,490          -            -   6,490
Interest income    8,546       -         215         11         8,772     7,310        5        365          -           15   7,695
Fee income        16,039       -           -          -        16,039    11,850        -          -          -            -  11,850
Promote income
 - Fund capital
 transactions      1,044       -         117          -         1,161         -                   -          -            -       -
Promote income
 - RCP                 -       -       1,173          -         1,173         -                   -          -            -       -
Priority
 distributions       364       -           -          -           364         -                   -          -            -       -
Promote expense        -       -           -          -             -         -        -          -          -            -       -
Property
 management
 expense             (96)      -          (3)       (23)         (122)      (94)       -         93        (99)        (121)   (221)
Straight-line
 rent income         504      13         609          -         1,126     1,035       28        753         52            -   1,868
Straight-line
 rents written
 off                (112)      -           -          -          (112)      (20)       -          -          -            -     (20)
FAS 141 Rent        (259)      -        (625)         -          (884)     (404)       -        (37)         -            -    (441)
Provision for
 income taxes     (2,382)      -          (8)         -        (2,390)   (2,577)       -        (17)         -            -  (2,594)
Leae
 termination
 income              137       -       4,675          -         4,812       165        -          -          -            -     165
               ---------- ---------- ----------- ----------- --------- --------- ---------- ----------- ----------- -------- -------

EBIDTA            39,736   2,780      16,533        604        59,652    33,370    2,909     17,266      1,490        2,087  57,122

Depreciation
 and
 amortization    (12,916)   (288)     (3,424)         -       (16,628)  (10,937)  (1,322)    (5,037)      (263)      (1,118)(18,677)
FAS 141
 Amortization       (728)      -         (49)         -          (777)     (384)                (57)         -            -    (441)
Interest
 expense         (16,450)      -      (1,786)         -       (18,236)  (15,495)     (38)    (1,613)      (676)        (893)(18,715)
Loan defeasance        -       -           -          -             -      (426)       -          -          -            -    (426)
FAS 141
 Interest            774       -           -          -           774        47        -          -         45            -      92
Gain (loss) on
 sale of
 properties          763       -           -      7,182         7,945         -        -          -          -         (241)   (241)
               ---------- ---------- ----------- ----------- --------- --------- ---------- ----------- ----------- -------- -------

Income before
 minority
 interest         11,179   2,492      11,274      7,786        32,731     6,175    1,549     10,559        596         (165) 18,714

Minority
 interest - OP      (446)    (49)          -       (152)         (647)     (171)     (31)      (211)       (11)           3    (421)
Minority
 interest             78       -        (520)         -          (442)      237        -       (287)         -            -     (50)
               ---------- ---------- ----------- ----------- --------- --------- ---------- ----------- ----------- -------- -------

NET INCOME      $ 10,811  $2,443     $10,753     $7,634      $ 31,641  $  6,241  $ 1,518    $10,061     $  585      $  (162)$ 18,243
               ========== ========== =========== =========== ========= ========= ========== =========== =========== ======== =======

                ---------------------------------------------------- ---------------------------------------------------------------

               (1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I, II & III and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine Portfolio and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.


                      ACADIA
                   REALTY TRUST
               Reporting Supplement
                 September 30, 2008
Net Operating Income (NOI) - Same Property Performance (1)
----------------------------------------------------
                   (in thousands)                                                 Growth in Same                      Growth in Same
                                                                                  Property NOI -                      Property NOI -
                                                                                   Continuing                          Continuing
                                                                                    Operations    Current  Historical   Operations
                                                             Current   Historical   Favorable    Year-to-   Year-to-    Favorable
                                                     Notes:   Quarter    Quarter   (unfavorable)    Date      Date     (unfavorable)
                                                    -------------------------------------------- -----------------------------------
                                                               Three     Three                     Nine       Nine
                                                              months    months                    months    months
                                                               ended      ended                    ended      ended
   Reconciliation of total NOI to same property NOI:         September September                 September September
                                                                30,        30,                      30,        30,
                                                               2008       2007                     2008       2007
                                                             --------- ----------                --------- ----------

NOI - Core Retail properties                                  $11,977    $11,635                  $35,768    $33,606
NOI - Opportunity Fund properties                               1,661      2,500                    5,329      7,408
NOI - Discontinued Operations                                     956      1,963                    3,383      6,606
Adjustment to reflect 2006 increase in Fund I
 ownership percentage                                    (2)        -     (1,316)                  (1,092)    (4,052)
                                                             --------- ----------                --------- ----------

                     Total NOI                                 14,594     14,782                   43,388     43,568

NOI - Properties Acquired                                        (566)      (118)                  (1,782)       (92)
NOI - Discontinued Operations                                    (956)    (1,963)                  (3,383)    (6,606)
                                                             --------- ----------                --------- ----------

                                                              $13,072    $12,701            2.9%  $38,223    $36,870            3.7%
                                                             ========= ========== ============== ========= ========== ==============

       Same property NOI by portfolio component and
                                  revenues/expenses:

                                                                 Core Retail                         Core Retail
                                                                  Properties                          Properties

                                                    Revenues  $16,360    $16,256            0.6%  $48,917    $46,887            4.3%
                                                    Expenses    4,564      4,655            2.0%   14,138     13,173           -7.3%
                                                             --------- ---------- -------------- --------- ---------- --------------
                                                               11,796     11,601            1.7%   34,779     33,714            3.2%
                                                             --------- ---------- -------------- --------- ---------- --------------

                                                              Opportunity Fund                    Opportunity Fund
                                                                  Properties                          Properties

                                                    Revenues    1,570      1,387           13.2%    4,259      3,831           11.2%
                                                    Expenses      294        287           -2.4%      815        675          -20.7%
                                                             --------- ---------- -------------- --------- ---------- --------------
                                                                1,276      1,100           15.9%    3,444      3,156            9.1%
                                                             --------- ---------- -------------- --------- ---------- --------------

Total Core Retail and Opportunity Funds NOI                   $13,072    $12,701            2.9%   38,223     36,870            3.7%
                                                             ========= ========== ============== --------- ----------


(1) The above amounts includes the pro-rata activity related to the Company's consolidated and unconsolidated joint ventures.

(2) As a result of the recapitalization of the Brandywine Portfolio which enabled the Fund I investors to receive all of their invested capital and preferred return, the Company is entitled to receive a 20% promote interest. Accordingly, Acadia's effective ownership interest is now 38% [20% + (80% x 22%)]. The Company was entitled to $7.2 million Promote on future Fund I earnings and received 100% of Fund I income until it was repaid. The balance was repaid in the second quarter of 2008 and the Company's share returned to 38%. 2008 and 2007 NOI from Fund I have been adjusted from 100% down to 38%


                   ACADIA
                REALTY TRUST
            Reporting Supplement
              September 30, 2008

      Funds from Operations ("FFO")( 1)                                    2008                                    2007
---------------------------------------------       -------------------------------------------------- -----------------------------

                                                    -------------- -------------- --------- ----------
                                                       Current        Current       Prior     Prior       Historic       Historic
                                                     Year-to-Date     Quarter      Quarter   Quarter    Year-to-Date     Quarter

                                                      Period        3 months     3 months  3 months       Period        3 months
                                                       ended          ended        ended     ended        ended           ended
       Funds from operations ("FFO"):         Notes September 30,  September 30,  June 30,  March 31,  September 30,  September 30,
       ------------------------------                   2008           2008        2008       2008         2007           2007
                                                    -------------- -------------- --------- ---------- -------------- --------------
Net Income                                                $31,641        $ 4,987   $17,911    $ 8,743        $18,243        $ 8,490
Add back:
Depreciation of real estate and amortization
 of leasing costs:
  (net of minority interest share)
     Consolidated subsidiaries                             10,532          3,996     2,970      3,566         13,825          3,870
     Unconsolidated subsidiaries                            1,323            439       384        500          1,337            349
(Gain) loss on sale of properties (net of
 minority interest share)
     Consolidated subsidiaries                             (7,182)             -    (7,182)         -            241            241
     Unconsolidated subsidiaries                             (565)            23      (588)         -
Income attributable to OP units                 (2)           546            104       362         80            416            188
Extraordinary item (net of minority
 interests' share and income taxes)                             -                        -          -         (3,677)          (794)
Distributions on Preferred OP Units                            16              6         5          5             18              5
                                                    -------------- -------------- --------- ---------- -------------- --------------
                                          FFO              36,311          9,555    13,862     12,894         30,403         12,349
 Extraordinary item (net of minority
  interests' share and income taxes)            (4)             -              -         -          -          3,677            794
                                                    -------------- -------------- --------- ---------- -------------- --------------

        FFO - adjusted for extraordinary item   (4)       $36,311        $ 9,555   $13,862    $12,894        $34,080        $13,143
                                                    ============== ============== ========= ========== ============== ==============

  Adjusted Funds from operations ("AFFO"):
---------------------------------------------
Diluted FFO                                               $36,311        $ 9,555   $13,862    $12,894        $34,080        $13,143
Straight line rent, net                                     1,126            238       644        244         (1,868)          (560)
Non real estate depreciation                                  666            210       229        227            523            186
Amortization of finance costs                                 903            339       262        302          1,250            428
Amortization of cost of management contracts                  827            528       189        110            550            171
Tenant improvements                                          (972)          (426)     (308)      (238)        (2,314)          (758)
Leasing commissions                                          (350)           (84)     (140)      (126)          (506)          (216)
Capital expenditures                                         (869)          (747)      (78)       (44)        (1,505)        (1,098)
                                                    -------------- -------------- --------- ---------- -------------- --------------

                                         AFFO             $37,642        $ 9,613   $14,660    $13,369        $30,210        $11,296
                                                    ============== ============== ========= ========== ============== ==============

  Funds Available for Distribution ("FAD")
---------------------------------------------
AFFO                                                      $37,642        $ 9,613   $14,660    $13,369        $30,210        $11,296
Scheduled prinicpal repayments                             (2,071)          (681)     (679)      (711)        (2,170)          (627)
                                                    -------------- -------------- --------- ---------- -------------- --------------

                                          FAD             $35,571        $ 8,932   $13,981    $12,658        $28,040        $10,669
                                                    ============== ============== ========= ========== ============== ==============

 Total weighted average shares and OP Units:
Basic                                                      33,160         33,206    33,167     33,106         33,014         32,932
                                                    ============== ============== ========= ========== ============== ==============
Diluted                                                    33,697         33,751    33,737     33,603         33,599         33,629
                                                    ============== ============== ========= ========== ============== ==============

               FFO per share:
FFO per share - Basic                           (3)       $  1.09        $  0.29   $  0.42    $  0.39        $  1.03        $  0.40
                                                    ============== ============== ========= ========== ============== ==============
FFO per share - Diluted                         (3)       $  1.08        $  0.28   $  0.41    $  0.38        $  1.01        $  0.39
                                                    ============== ============== ========= ========== ============== ==============

 AFFO per share - Basic                         (3)       $  1.13        $  0.29   $  0.44    $  0.40        $  0.91        $  0.34
                                                    ============== ============== ========= ========== ============== ==============
 AFFO per share - Diluted                       (3)       $  1.12        $  0.28   $  0.43    $  0.40        $  0.90        $  0.34
                                                    ============== ============== ========= ========== ============== ==============

 FAD per share - Basic                          (3)       $  1.07        $  0.27   $  0.42    $  0.38        $  0.85        $  0.32
                                                    ============== ============== ========= ========== ============== ==============
 FAD per share - Diluted                        (3)       $  1.06        $  0.26   $  0.41    $  0.38        $  0.83        $  0.32
                                                    ============== ============== ========= ========== ============== ==============

                                                    -------------- -------------- --------- ----------

--------------------------------------------------- --------------------------------------------------------------------------------

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

(2)  Reflects OP Unitholders interest in OP net income.

(3) Assumes full conversion of O.P. Units into Common Shares. Diluted FFO assumes conversion of Preferred O.P. Units as well as assumed exercise of outstanding share options. Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted- average basic and diluted shares.

(4) The extraordinary item represents the Company's share of estimated extraordinary gain related to its investment in Albertson's. The Albertson's entity has recorded an extraordinary gain in connection with the allocation of purchase price to assets acquired. The Company considers this as an investment in an operating business as opposed to real estate.


                   ACADIA
                REALTY TRUST
            Reporting Supplement
              September 30, 2008

        2008 Guidance - Highlights
        --------------------------
   (in millions except per share amounts,
 all per share amounts are fully diluted)
                                                                                2008 Guidance
                                                                                                                        2007
 Overall:                                                                 Original           Updated                   Actual
 --------                                                             --------------- ---------------------        ---------------

 Full year Funds from Operatons ("FFO") per share                       $1.25 to $1.35    $1.30 to $1.35               $1.30
                                                                      =====================================        ===============

 Earnings per Share ("EPS")                                            $0.66 to $0.76    $1.05 to $1.15                 $0.82
                                                                      =====================================        ===============

 FFO Components:
 ---------------

 Core and pro-rata share of opportunity Fund ("Fund") portfolio income $41.8 to $42.6    $42.0 to $43.0                 $41.8
                                                                      =====================================        ===============

 Asset and property management fee income (net of taxes)                        $10.1         $10.0                     $9.2
                                                                      =====================================        ===============


 Transactional fee/Promote/RCP income (net of taxes):

   -- Transactional fees                                               $14.5 to $15.5    $10.5 to $11.5                 $8.1

   -- Promote/RCP income                                                $3.0 to $4.0      $3.0 to $4.0                  $9.8
                                                                      -------------------------------------        ---------------

 Total transactional fee and promote/RCP income (net)                  $17.5 to $19.5    $13.5 to $15.5                 $17.9
                                                                      =====================================        ===============

 Lease termination income (net of minority interests)                               -        $4.5
                                                                      =====================================

 General and administrative expense                                    $26.0 to $27.0    $26.0 to $27.0                 $24.9
                                                                      =====================================        ===============

----------------------------------------------------------------------------------------------------------------------------------

 Quarterly Highlights

 Quarter ended March 31, 2008:

 Promote/RCP income                                                        $2.3        $2.2 is from Mervyns investment
                                                                      ===============

 Quarter ended June 30, 2008:

 Promote/RCP income                                                        $1.2        Fund I promte income
                                                                      ===============

 Lease termination income                                                              Lease termination income from Home Depot at
                                                                           $4.5         Canarsie
                                                                      ===============

                  ACADIA
                REALTY TRUST
            Reporting Supplement
              September 30, 2008

        Consolidated Balance Sheets
        ---------------------------
              (in thousands)
                                           September 30,     December 31,
                                               2008              2007
                                           -------------     ------------
ASSETS

Real estate
  Land                                       $  289,171      $  231,502
  Buildings and improvements                    701,554         485,177
  Construction in progress                       51,470          77,608
                                           -------------     ------------
                                              1,042,195         794,287
Less: accumulated depreciation                 (136,242)       (122,044)
                                           -------------     ------------
  Net real estate                               905,953         672,243

Cash and cash equivalents                        61,476         123,343
Cash in escrow                                   31,232           6,637
Investments in and advances to
 unconsolidated affiliates                       60,726          44,654
Rents receivable, net of $1,032 and $1,304
 allowance, respectively                          4,270           4,629
Straight-line rents receivable, net of $910
 allowance                                        7,731           7,306
Lease Termination Fee Receivable                      -               -
Notes Receivable                                 87,498          57,662
Preferred Equity Investment                      40,000               -
Deferred charges, net                            21,521          18,879
Prepaid expenses and other assets, net           35,930          16,510
Acquired lease intangibles, net                  22,752          16,103
Net assets of discontinued operations            14,506          31,046
                                           -------------     ------------

                                             $1,293,595      $  999,012
                                           =============     ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                       $  744,697      $  517,903
Acquired lease intangibles, net                   4,974           5,651
Accounts payable and accrued expenses            18,544          14,833
Dividends and distributions payable               7,050          14,420
Share of losses in excess of investment in
 unconsolidated affiliates                       20,232          20,007
Other liabilities                                17,191          13,564
Net liabilities of discontinued operations        2,036             787
                                           -------------     ------------
  Total liabilities                             814,724         587,165
                                           -------------     ------------

Minority interest in Operating Partnership        6,124           4,595
Minority interests in partially owned
 affiliates                                     219,504         166,516
                                           -------------     ------------
  Total minority interests                      225,628         171,111
                                           -------------     ------------

Shareholders' equity:
Common shares                                        32              32
Additional paid-in capital                      229,353         227,890
Accumulated other comprehensive loss               (961)           (953)
Retained earnings                                24,819          13,767
                                           -------------     ------------
  Total shareholders' equity                    253,243         240,736
                                           -------------     ------------

                                             $1,293,595      $  999,012
                                           =============     ============


                  ACADIA
                REALTY TRUST
       QUARTERLY SUPPLEMENTAL DISCLOSURE
               September 30, 2008
      Pro-rata Consolidated Balance Sheet
      -----------------------------------
                 (in thousands)
                                                   Consolidated      Minority         Company's           Pro-Rata
                                                     Balance        Interest in      Interest in        Consolidated
                                                      Sheet        Consolidated     Unconsolidated         Balance
                                                 As Reported (1)   Subsidiaries      Subsidiaries         Sheet (2)
                                                 ----------------  -------------   ----------------  -------------------
ASSETS

Real estate
  Land                                             $     289,171     $ (156,578)     $       6,830     $        139,423
  Buildings and improvements                             701,554       (284,027)            49,718              467,245
  Construction in progress                                51,470        (42,601)               852                9,721
                                                 ----------------  -------------   ----------------  -------------------
                                                       1,042,195       (483,206)            57,400              616,389
Less: accumulated depreciation                          (136,242)        28,810             (7,632)            (115,064)
                                                 ----------------  -------------   ----------------  -------------------
  Net real estate                                        905,953       (454,396)            49,768              501,325

Cash and cash equivalents                                 61,476        (15,239)             1,194               47,431
Cash in escrow                                            31,232         (2,328)               494               29,398
Investments in and advances to unconsolidated
 affiliates                                               60,726        (42,391)            (8,454)               9,882
Rents receivable, net                                      4,270         (1,004)               189                3,455
Straight-line rents receivable, net                        7,731           (134)             1,472                9,069
Notes Receivable                                          87,498        (10,981)                 -               76,517
Preferred equity investment                               40,000              -                  -               40,000
Deferred charges, net                                     21,521        (11,740)             7,762               17,543
Prepaid expenses and other assets                         35,930         16,370                708               53,008
Acquired lease intangibles                                22,752        (10,266)                 5               12,491
Assets of discontinued operations                         14,506              -                  -               14,506
                                                 ----------------  -------------   ----------------  -------------------

Total Assets                                       $   1,293,595     $ (532,109)     $      53,138     $        814,625
                                                 ================  =============   ================  ===================

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                             $     744,549     $ (306,958)     $      70,634     $        508,226
Valuation of debt at acquisition, net of
 amortization                                                148            (59)             1,309                1,398
Acquired lease intangibles                                 4,974              -                  -                4,974
Accounts payable and accrued expenses                     18,544           (925)               529               18,148
Dividends and distributions payable                        7,050              -                  -                7,050
Share of losses in excess of inv. in
 unconsolidated affiliates                                20,232              -            (20,145)                  87
Other liabilities                                         17,191         (6,321)               811               11,681
Liabilities of discontinued operations                     2,036              -                  -                2,036
                                                 ----------------  -------------   ----------------  -------------------
  Total liabilities                                      814,724       (314,263)            53,138              553,600
                                                 ----------------  -------------   ----------------  -------------------

Minority interest in Operating Partnership                 6,124              -                  -                6,124
Minority interests in partially owned affiliates         219,504       (217,846)                 -                1,658
                                                 ----------------  -------------   ----------------  -------------------
  Total minority interests                               225,628       (217,846)                 -                7,782
                                                 ----------------  -------------   ----------------  -------------------

Shareholders' equity:
Common shares                                                 32              -                  -                   32
Additional paid-in capital                               229,353              -                  -              229,353
Accumulated other comprehensive income                      (961)             -                  -                 (961)
Retained earnings                                         24,819              -                  -               24,819
                                                 ----------------  -------------   ----------------  -------------------
  Total shareholders' equity                             253,243              -                  -              253,243
                                                 ----------------  -------------   ----------------  -------------------

Total Liabilities and Shareholders' Equity         $   1,293,595     $ (532,109)     $      53,138     $        814,625
                                                 ================  =============   ================  ===================

Notes

(1) The interim consolidated balance sheet is unaudited, although it reflect all adjustments, which in the opinion of management, are necessary for the fair presentation of the consolidated balance sheet for the interim period.

(2) The Company currently invests in Funds I, II & III and Mervyns I & II which are consolidated with the Company's financial statements. To provide investors with supplemental information, the Company's investments in these joint ventures are reflected above on a pro-rata basis by calculating it's ownership percentage for each of the above asset and liability line items. Similiarly, the above presentation also includes the Company's share of assets and liaiblities for unconsolidated investments which are accounted for under the equity method of accounting pursuant to GAAP.


                  ACADIA
               REALTY TRUST

          Reporting Supplement
             September 30, 2008

Portfolio Debt - Consolidated Summary
Reconciliation from Pro-Rata Share of Debt to GAAP Debt
(amounts in thousands)


                                                                                             Reconcoliation to Consolidated Debt as
                                      Acadia Pro-Rata Share of Debt (2)                                      Reported
                      --------------------------------------------------------------------  ----------------------------------------
                                                                                               Add:
                                                                                              Minority
                         Core Portfolio     Opportunity Funds          Total                  Interest  Less: Pro-rata    Acadia
                      -------------------- --------------------     ----------     Fixed     Share of      Share of    Consolidated
                       Principal  Interest  Principal  Interest Principal Interest   vs     Consolidated Unconsolidated     Debt
Mortgage Notes Payable  Balance    Rate      Balance    Rate     Balance    Rate   Variable   Debt (3)      Debt (4)    As Reported
------------------------------------------ ------------------- ------------------- -------- ------------ -------------- ------------
Fixed-Rate Debt (1)     $390,497      5.1%    $33,509     5.9%   $424,006     5.2%     83%      $139,007      $(67,994)     $495,019
Variable-Rate Debt (1)    39,425      5.2%     44,795     5.4%     84,220     5.1%     17%       167,950        (2,640)      249,530
                      ---------- --------- ---------- -------- ---------- -------- -------  ------------ -------------- ------------

Total                   $429,922      5.1%    $78,304     5.4%   $508,226     5.2%    100%      $306,958      $(70,634)      744,549
                      ========== ========= ========== ======== ========== ======== =======  ============ ==============

FAS 141 purchase price
 debt allocation                                                                                                                 148
                                                                                                                        ------------
Total debt as reported                                                                                                      $744,697
                                                                                                                        ============

----------------------


Notes
-----

(1) Fixed-rate debt includes notional principal fixed through swap transactions. Conversely, variable- rate debt excludes this amount.

(2)  Represents the Company's economic pro-rata share of debt.

(3) Represents the Minority Interest pro-rata share of consolidated partnership debt based on its percent ownership.

(4) Represents the Company's pro-rata share of unconsolidated partnership debt based on percent ownership.

                                   Reporting Supplement
                                    September 30, 2008

                                    Debt Analysis -
                                    Consolidated Debt
                                  (amounts in thousands)
                                                              Principal    Acadia's Pro-
                                                               Balance at    rata share
                                                              September                        Interest              Extension
Property            Notes  Entity   Lender                      30, 2008  Percent Amount         Rate  Maturity Date   Options
----------------------------------- -------------------------------------------------------------------------------------------
CORE PORTFOLIO
--------------------
Fixed-Rate Debt
--------------------
Acadia Realty Trust        Acadia   3.75% Convertible Notes      $115,000  100.0% $115,000        3.75%  12/20/2011     None
Chestnut Hill              Acadia   Column Financial, Inc.          9,707  100.0%    9,707        5.45%  6/11/2013      None
New Loudon Center          Acadia   RBS Greenwich Capital          14,606  100.0%   14,606        5.64%   9/6/2014      None
Crossroads Shopping      Crossroads JPMorgan Chase Bank                                                                 None
 Center                      JV                                    63,391   49.0%   31,062        5.37%  12/1/2014
Crescent Plaza             Acadia   RBS Greenwich Capital          17,600  100.0%   17,600        4.98%   9/6/2015      None
Pacesetter Park            Acadia   RBS Greenwich Capital                                                               None
 Shopping Center                                                   12,500  100.0%   12,500        5.12%  11/6/2015
Elmwood Park               Acadia   Bear Stearns Commercial                                                             None
 Shopping Center                     Mortgage, Inc.                34,600  100.0%   34,600        5.53%   1/1/2016
Gateway Shopping           Acadia   Bear Stearns Commercial                                                             None
 Center                              Mortgage, Inc.                20,500  100.0%   20,500        5.44%   3/1/2016
Acadia Brandywine        Brandywine Bear Stearns Commercial                                                             None
 Subsidiary                  JV      Mortgage, Inc.                61,375   22.2%   13,639        5.99%   7/1/2016
Acadia Brandywine        Brandywine Bear Stearns Commercial                                                             None
 Town Center                 JV      Mortgage, Inc.                31,550   22.2%    7,011        5.99%   7/1/2016
Acadia Market Square     Brandywine Bear Stearns Commercial                                                             None
 Shopping Center             JV      Mortgage, Inc.                24,375   22.2%    5,416        5.99%   7/1/2016
Acadia Brandywine        Brandywine Bear Stearns Commercial                                                             None
 Condominium                 JV      Mortgage, Inc.                22,650   22.2%    5,033        5.99%   7/1/2016
Acadia Brandywine        Brandywine Bear Stearns Commercial                                                             None
 Holdings                    JV      Mortgage, Inc.                26,250   22.2%    5,833        5.99%   7/1/2016
Walnut Hill Plaza          Acadia   Merrill Lynch Mortgage                                                              None
                                     Lending, Inc.                 23,500  100.0%   23,500        6.06%  10/1/2016
239 Greenwich Avenue       Acadia   Wachovia                       26,000   75.0%   19,500        5.42%  2/11/2017      None
Merrillville Plaza         Acadia   Bear Stearns Commercial                                                             None
                                     Mortgage, Inc.                26,250  100.0%   26,250        5.88%   8/1/2017
Boonton                    Acadia   J.P. Morgan Chase                                                                   None
                                     Commercial Mortgage
                                     Securities Corp.               8,356   60.0%    5,014        6.40%  11/1/2032
Interest rate swaps     1  Acadia   Bank of America, N.A.          23,726  100.0%   23,726        6.28%   Various
                                                              -----------        ---------     --------

Sub-Total Fixed-Rate
 Debt                                                             561,936          390,497        5.10%
                                                              -----------        ---------     --------

Variable-Rate Debt
--------------------


Various                    Acadia   Bank of America, N.A.                                 Libor                       (2) 12
                        2                                          37,900  100.0%   37,900 +        125  12/1/2010      mos.
Branch Plaza               Acadia   Bank of America, N.A.                                 Libor                       (1) 12
                                                                   15,588  100.0%   15,588 +        130  12/1/2011      mos.
Village Commons            Acadia   Bank of America, N.A.                                 Libor
 Shopping Center        3                                           9,663  100.0%    9,663 +        140  6/29/2012
Interest rate swaps     1  Acadia   Bank of America, N.A.        (23,726)  100.0% (23,726)
                                                              -----------        ---------

Sub-Total Variable-                                                                       Libor
 Rate Debt                                                         39,425           39,425 +        129
                                                              -----------        ----------------------

Total Core Portfolio
 Debt                                                            $601,361         $429,922        5.11%
                                                              ===========        =========     ========

                                         Reporting Supplement
                                          September 30, 2008

                                       Debt Analysis - Consolidated Debt
                                        (amounts in thousands)

                                                              Principal    Acadia's Pro-
                                                               Balance at    rata share
                                                              September                        Interest              Extension
Property            Notes  Entity   Lender                      30, 2008  Percent Amount         Rate  Maturity Date   Options
----------------------------------- -------------------------------------------------------------------------------------------
OPPORTUNITY FUNDS
------------------------
Fixed-Rate Debt
------------------------
Sherman Plaza             4   Fund II  Bank of China                 $19,000   19.7%  $3,751           5.83%   Demand      None
Safeway Portfolio             Fund I   Cortlandt Deposit
                          5             Corporation                    2,318   28.3%     657           6.51%   1/15/2009   None
Kroger Portfolio              Fund I   Cortlandt Deposit
                          5             Corporation                    2,475   28.3%     702           6.62%    2/1/2009   None
Storage Post - Suffern       Fund III  GEMSA Loan Services, LP         4,975   18.9%     941           5.37%   12/1/2009   None
Storage Post - Various    6  Fund III  Wachovia                       34,521   18.9%   6,526           5.86%   6/11/2009   None
Storage Post - Various       Fund III  GEMSA Loan Services, LP                                                           (2) 12
                          7                                           41,500   18.9%   7,846           5.30%   3/16/2011   mos.
216th Street              4   Fund II  Bank of America, N.A.          25,500   19.7%   5,034           5.80%   10/1/2017   None
Pelham Manor              4   Fund II  Bear Sterns Commercial         20,895   19.7%   4,125           7.18%    1/1/2020   None
Atlantic Avenue               Fund II  Bear Sterns Commercial          1,689   13.3%     225           7.14%    1/1/2020   None
Interest rate swap        1   Fund I   Bank of America, N.A.           9,800   37.8%   3,702           5.81%  10/29/2010
                                                                ------------        --------        --------

Sub-Total Fixed-Rate
 Debt                                                                162,673          33,509           5.90%
                                                                ------------        --------        --------

Variable-Rate Debt
------------------------

CityPoint                 8   Fund II  Bank of America, N.A.          34,000    4.9%   1,652Libor +      250   8/13/2009(2) 6 mos.
Granville Center         12   Fund I   Bank One, N.A.                  2,719   37.8%   1,027Libor +      200   10/5/2008   None
Acadia Strategic              Fund II  Bank of America, N.A. /
 Opportunity Fund II,                   Bank of New York
 LLC                      9                                           34,681   20.0%   6,936Libor +      100    3/1/2009   None
161st Street                  Fund II  RBS Greenwich Capital                                                             (2) 12
                          4                                           30,000   19.7%   5,922Libor +      140    4/1/2009   mos.
Liberty Avenue                Fund II  PNC Bank, National                                                                (2) 12
                          4             Association                   11,295   19.7%   2,230Libor +      165   5/18/2009   mos.
Fordham Plaza             4   Fund II  Eurohypo AG                    69,160   19.7%  13,652Libor +      175   10/4/2009(3) 6 mos.
Sterling Heights              Fund I   JP Morgan Chase Bank,
 Shopping Center         10             N.A.                           5,232   18.9%     988Libor +      185   8/23/2010   None
Acadia Strategic             Fund III  Bank of America, N.A.
 Opportunity Fund III,                                                                      Comm
 LLC                     11                                           62,250   19.9%  12,388 Paper      +110   10/9/2011   None
Tarrytown Shopping            Fund I   Anglo Irish Bank                                                                  (2) 12
 Center                                 Corporation                    9,800   37.8%   3,702Libor +      165  10/30/2010   mos.
Interest rate swap        1   Fund I   Bank of America, N.A.         (9,800)   37.8% (3,702)                  10/29/2010
                                                                ------------        --------

Sub-Total Variable-Rate
 Debt                                                                249,337          44,795Libor +      145
                                                                ------------        ------------------------

Total Opportunity Funds Portfolio Debt                              $412,010         $78,304           5.42%
                                                                ============        ========        ========

                                                  Reporting Supplement
                                                   September 30, 2008
                                                  Debt Analysis - Notes
------------------------------------------------------------------------------------------------------------------------
(1) The Company has hedged a portion of it's variable-rate debt with variable to fixed-rate swap agreements as follows:
                                                                            Average                       Maturity
                             Notional principal          Spread            Swap rate      All-in           Date
                                                                                            Rate
                             ----------------------------------------------------------  -------------------------------
                                 $4,487                             1.34%         4.71%       6.05%             1/1/2010
                                 11,005                             1.34%         4.90%       6.23%            10/1/2011
                                  8,234                             1.34%         5.14%       6.48%             3/1/2012
                             ----------         ---------------------------------------  ----------
Core Portfolio                  $23,726                             1.34%         4.95%       6.28%
                             ==========         =======================================  ==========

Opportunity Funds                $9,800                             1.34%         4.47%       5.81%           10/29/2010
                             ==========         =======================================  ==========

  Total Core Portfolio and
       Opportunity Funds        $33,526                             1.34%         4.81%       6.14%
                             ==========         =======================================  ==========

(2) This is a revolving facility for up to $72,250 and is collateralized by Bloomfield Town Square, Hobson West Plaza, Marketplace of Absecon, Abington Towne Center, Methuen Shopping Center and Town Line Plaza.
(3) There is an additional $300 available under this facility through 12/08, with an additional $1,800 available thereafter based on certain income hurdles.
(4) Fund II is a 98.7% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 98.7% x 20%, or 19.7%. Subsequent to September 30, 2008, the maturity date of the loan was extended to January 15, 2009.
(5) AmCap, Fund I's joint venture partner on this investment, is allocated 25% of the debt and equity. As such Acadia's pro-rata share of the above debt is 75% x 37.78%, or 28.3%.
(6) The loan is collateralized by Storage Post locations - Starr Avenue, New Rochele, Yonkers and Bruckner Blvd.
(7) The loan is collateralized by Storage Post locations - Linden, Webster Avenue, Jersey City, Fordham Road and Lawrence.
(8) Fund II is a 22.57% % joint venture partner in CityPoint. As such, Acadia's pro-rata share of the above debt is 4.86%.
(9) This is a revolving facility for up to $70,000. There are three one-year options associated with this revolving facility.
(10) Fund I is a 50% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 50% x 37.78%, or 18.9%.
(11) This is a line of credit with an initial amount of $125,000 with the option to increase to a maximum of $245,000.
(12) This loan was paid off on October 3, 2008.

       Reporting Supplement
        September 30, 2008

      Future Debt Maturities
-----------------------------------
          (in thousands)



   Core Portfolio                                                                        Weighted Average Interest Rate of
                                                             Acadia's Pro-rata Share                Maturing Debt
                                                         ------------------------------- -----------------------------------
                       Scheduled                          Scheduled
        Year          Amortization Maturities    Total   AmortizationMaturities  Total    Total  Fixed-Rate  Variable-Rate
                                                                                           Debt      Debt         Debt
---------------------------------------------- --------- ------------------------------- -----------------------------------

        2008                   $446         $-      $446         $322        $-     $322      n/a        n/a             n/a
        2009                  1,998          -     1,998        1,493         -    1,493      n/a        n/a             n/a
        2010                  2,574     37,900    40,474        2,040    37,900   39,940    5.18%        n/a           5.18%
        2011                  2,987    129,764   132,751        2,423   129,764  132,187    3.92%      3.75%           5.23%
        2012                  3,134      9,048    12,182        2,543     9,048   11,591    5.33%        n/a           5.33%
     Thereafter              15,946    397,564   413,510       11,966   232,423  244,389    5.71%      5.71%             n/a
                     ------------------------- --------- -------------------------------
                            $27,085   $574,276  $601,361      $20,787  $409,135 $429,922
                     ========================= ========= ===============================


                                                                                         Weighted Average Interest Rate of
                                                                                           Pro-rata Share of Maturing Debt
                                                                                        ------------------------------------
  Opportunity Funds
                                                                                          Total  Fixed-Rate  Variable-Rate
                                                                                           Debt      Debt         Debt
                                                                                         -----------------------------------

        2008                   $241    $21,697   $21,938          $50    $4,770   $4,820    5.85%      5.83%           5.93%
        2009                  5,422    217,784   223,206        1,477    37,699   39,176    5.54%      5.80%           5.47%
        2010                      -     15,032    15,032            -     4,690    4,690    5.62%        n/a           5.62%
        2011                      -    103,750   103,750            -    20,234   20,234    4.47%      5.30%           3.95%
        2012                      -          -         -            -         -        -      n/a        n/a             n/a
     Thereafter                   -     48,084    48,084            -     9,384    9,384    6.44%      6.44%             n/a
                     ------------------------- --------- -------------------------------
                             $5,663   $406,347  $412,010       $1,527   $76,777  $78,304
                     ========================= ========= ===============================

      Reporting Supplement
       September 30, 2008

   Selected Operating Ratios
--------------------------------

                                          Three months ended September 30,             Nine months ended September 30,

                                              2008               2007                    2008              2007
                                         ---------------    ---------------          ------------      ------------
        Coverage Ratios               (1)
--------------------------------

    Interest Coverage Ratio
EBIDTA                                           $16,976            $21,851               $59,652           $57,122
Divided by Interest expense                        6,734              6,347                18,236            18,715
                                         ---------------    ---------------          ------------      ------------
                                                    2.52 x             3.44x                 3.27 x            3.05x

  Fixed Charge Coverage Ratio
EBIDTA                                           $16,976            $21,851               $59,652           $57,122
Divided by ( Interest expense                      6,734              6,347                18,236            18,715
          + Preferred Dividends)      (2)              6                  5                    16                18
                                         ---------------    ---------------          ------------      ------------
                                                    2.52 x             3.44x                 3.27 x            3.05x

  Debt Service Coverage Ratio
EBIDTA                                           $16,976            $21,851               $59,652           $57,122
Divided by ( Interest expense                      6,734              6,347                18,236            18,715
       + Principal Amortization)                     681                627                 2,071             2,170
                                         ---------------    ---------------          ------------      ------------
                                                    2.29 x             3.13x                 2.94 x            2.74x

         Payout Ratios
--------------------------------

        FFO Payout Ratio

Dividends (Shares) &
 Distributions (O.P. Units) paid                  $7,050             $6,666               $21,130           $19,992
FFO                                                9,555             13,143                36,311            34,080
                                         ---------------    ---------------          ------------      ------------
                                                     74%                51%                   58%               59%

       AFFO Payout Ratio
Dividends (Shares) &
 Distributions (O.P. Units) paid                  $7,050             $6,666               $21,130           $19,992
AFFO                                               9,613             11,296                37,642            30,210
                                         ---------------    ---------------          ------------      ------------
                                                     73%                59%                   56%               66%
        FAD Payout Ratio
Dividends (Shares) &
 Distributions (O.P. Units) paid                  $7,050             $6,666               $21,130           $19,992
FAD                                                8,932             10,669                35,571            28,040
                                         ---------------    ---------------          ------------      ------------
                                                     79%                62%                   59%               71%
        Leverage Ratios
--------------------------------

Debt/Total Market Capitalization
Debt                                  (3)       $508,226           $444,581
Total Market Capitalization                    1,033,671          1,355,094
                                         ---------------    ---------------
                                                     49%                33%


Debt + Preferred Equity
 (Preferred O.P. Units)                         $508,625           $444,769
Total Market Capitalization                    1,033,671          1,335,094
                                         ---------------    ---------------
                                                     49%                33%

Notes:
(1) Quarterly results for 2008 and 2007 are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.
(2)  Represents preferred distributions on Preferred Operating partnership
     Units.
(3) Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt and principal amortization.

                              Reporting Supplement
                               September 30, 2008

Acadia Strategic Opportunity Fund, LLC ("Fund I") - Overview
--------------------------------------------------------------------------------

Item                      Description
--------------------------------------------------------------------------------

Date formed               September 2001

Capital commitment        $90 million

Funding                   All invested capital has been returned with the
                           proceeds from the Brandywine recapitalization as discussed below. Acadia and its investors still own approximately 1.5 million square feet of properties in Fund I.
Partnership structure

     Equity Contribution: 22.22% - Acadia
                          77.78% - Four institutional investors


  Cash flow distribution: 22.22% - Acadia
                          77.78% - Four institutional investors

                 Promote: 20% to Acadia once all partners (including Acadia)
                           have received 9% preferred return and return of equity

                          Remaining 80% is distributed to all the partners
                           (including Acadia).

                          In January 4, 2006, the Brandywine portfolio was
                           recapitalized through the conversion of the 77.8% interest previously held by the institutional investors in Fund I to GDC Properties. Acadia has retained its existing 22.2% interest. Due to this transaction, Fund I investors received a return of all of their invested capital and preferred return, thus triggering Acadia's additional 20% interest (promote) in all future Fund I distributions.

Fees to Acadia            Priority distribution fee equal to 1.5% of implied
                           capital

                          Priority distribution fee equal to 4% of gross
                           property revenues

                          Market rate leasing fees

                          Market rate construction/project management fees

    Reporting
    Supplement
September 30, 2008

      Fund I
 Portfolio Detail
------------------
                                                                                                             Annualized Base Rent
                  Ownership    Gross Leasable Area      Occupancy                 Annualized Base Rent          per Square Foot
                           -------------------------------------------------------------------------------------------------------
                     %      Anchors  Shops    Total   Anchors Shops  Total    Anchors     Shops     Total    Anchors Shops  Total
                  ----------------------------------------------------------------------------------------------------------------
     Midwest
------------------

Michigan
------------------
Sterling Heights
 Shopping Center
 (Michigan)          50   %   90,400  64,435   154,835100.00%  6.36%  61.03% $   526,600 $ 48,200 $   574,800 $ 5.83 $11.76 $ 6.08

Ohio
------------------
Granville Centre    100   %   90,047  44,950   134,997 38.81% 36.06%  37.89%     450,336  163,747     614,083  12.88  10.10  12.00
                           -------------------------------------------------------------------------------------------------------
  Total Midwest              180,447 109,385   289,832 69.46% 18.56%  50.25%     976,936  211,947   1,188,883   7.79  10.44   8.16

     New York
------------------

New York
------------------
Tarrytown Shopping
 Center             100   %   15,497  19,794    35,291100.00% 82.33%  90.09%     475,000  501,812     976,812  30.65  30.79  30.72

     Various
------------------

Kroger/Safeway
 Portfolio (24
 Properties)         75   %  987,100       -   987,100100.00%  0.00% 100.00%   8,842,778        -   8,842,778   8.96      -   8.96
                           -------------------------------------------------------------------------------------------------------

   Grand Total             1,183,044 129,179 1,312,223 95.34% 28.34%  88.75% $10,294,714 $713,759 $11,008,473 $ 9.13 $19.50 $ 9.45
                           =======================================================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

            Reporting Supplement
             September 30, 2008

                   Fund I
                Anchor Detail
---------------------------------------------
                                                                               Annual         Annual
                                                 Square          Lease          Base           Base
           Region/Property/Tenant                Footage      Expiration        Rent         Rent PSF        Options
--------------------------------------------------------------------------------------------------------------------
                   Midwest
---------------------------------------------
Michigan
---------------------------------------------
Sterling Heights Shopping Center
Rite Aid                                              20,000      1/31/2026       $245,000         $12.25  (4) 5 Year
Burlington Coat Factory                               70,400      1/31/2024        281,600           4.00       -
                                             ---------------               ------------------------------
        Total Redevelopment Property                  90,400                       526,600           5.83
                                             ---------------               ------------------------------
Ohio
---------------------------------------------
Granville Centre
Lifestyle Family Fitness, Inc.                        34,951      1/31/2017       $450,336          12.88  (2) 5 Year
                                             ---------------               ------------------------------
                Total Midwest                        125,351                       976,936           7.79
                                             ---------------               ------------------------------

                  New York
---------------------------------------------
New York
---------------------------------------------
Tarrytown Centre
Walgreen's                                            15,497      6/30/2080        475,000          30.65       -
                                             ---------------               ------------------------------
Various
---------------------------------------------
Kroger/Safeway                                       987,100           2009      8,842,778           8.96    Various
                                             ---------------               ------------------------------
                Total Anchors                      1,127,948                   $10,294,714          $9.13
                                             ===============               ==============================

General note - The above detail does not include space which is currently leased, but for which rent payment has not yet commenced.

     Reporting Supplement
     September 30, 2008

Fund I
Lease Expirations
------------------------------
                                         Gross Leased Area                             Annualized Base Rent
                              ----------------------------------------     ---------------------------------------------
                              Number of                    Percent                            Percent        Average
                                Leases      Square           of                                 of             per
                               Expiring     Footage         Total              Amount          Total         Sq. Ft.
                              ----------------------------------------     ---------------------------------------------
Anchor Tenant Expirations
            2009                      24        987,100         87.52%          $8,842,778         85.90%          $8.96
            2017                       1         34,951          3.10%             450,336          4.37%          12.88
            2024                       1         70,400          6.24%             281,600          2.74%           4.00
            2026                       1         20,000          1.77%             245,000          2.38%          12.25
            2080                       1         15,497          1.37%             475,000          4.61%          30.65
                              ----------------------------------------     ---------------------------------------------
Total Occupied                        28      1,127,948        100.00%         $10,294,714        100.00%          $9.13
                              ========================================     =============================================

-------------------------------------------------------

Total Vacant                                     55,096
                                        ---------------

Total Square Feet                             1,183,044
                                        ===============

-------------------------------------------------------

Shop Tenant Expirations
       Month to Month                  5         13,317         36.36%            $116,583         16.33%          $8.75
            2010                       1          2,547          6.96%              83,516         11.70%          32.79
            2011                       3          4,465         12.20%              79,474         11.13%          17.80
            2012                       2          2,920          7.98%              60,088          8.42%          20.58
            2014                       2          4,341         11.86%             144,886         20.30%          33.38
            2018                       2          3,861         10.55%              78,369         10.98%          20.30
            2020                       1          5,157         14.09%             150,843         21.13%          29.25
                              ----------------------------------------     ---------------------------------------------
Total Occupied                        16         36,608        100.00%            $713,759        100.00%         $19.50
                              ========================================     =============================================

-------------------------------------------------------

Total Vacant                                     92,571
                                        ---------------

Total Square Feet                               129,179
                                        ===============

-------------------------------------------------------

Total Anchor and Shop Tenant
          Expirations
       Month to Month                  5         13,317          1.14%            $116,583          1.06%          $8.75
            2009                      24        987,100         84.77%           8,842,778         80.32%           8.96
            2010                       1          2,547          0.22%              83,516          0.76%          32.79
            2011                       3          4,465          0.38%              79,474          0.72%          17.80
            2012                       2          2,920          0.25%              60,088          0.55%          20.58
            2014                       2          4,341          0.37%             144,886          1.32%          33.38
            2017                       1         34,951          3.00%             450,336          4.09%          12.88
            2018                       2          3,861          0.33%              78,369          0.71%          20.30
            2020                       1          5,157          0.44%             150,843          1.37%          29.25
            2024                       1         70,400          6.05%             281,600          2.56%           4.00
            2026                       1         20,000          1.72%             245,000          2.23%          12.25
            2080                       1         15,497          1.33%             475,000          4.31%              -
                              ----------------------------------------     ---------------------------------------------
Total Occupied                        44      1,164,556        100.00%         $11,008,473        100.00%          $9.45
                              ========================================     =============================================

-------------------------------------------------------

Total Vacant                                    147,667
                                        ---------------

Total Square Feet                             1,312,223
                                        ===============

            Reporting Supplement
             September 30, 2008

                   Fund I                                                                  Renewal    Ground
          Kroger/Safeway Portfolio                                                           Rent      Rent
---------------------------------------------                                      Gross     per       per
                                                                                 Leasable   Square    Square     Net
                                                           Status                  Area      Foot      Foot      Rent
------------------------------------------------------------------------------------------------------------------------
                    Kroger
---------------------------------------------
Cary, NC                                     Renewal option exercised               48,000     $4.75     $1.56     $3.19
Irving, TX                                   Renewal option exercised               43,900      4.51      2.28      2.23
Great Bend, KS                               Purchase option exercised              48,000         -         -         -
Hanrahan, LA                                 Purchase option exercised              60,000         -         -         -
Pratt, KS                                    Purchase option exercised              38,000         -         -         -
Roanoke, VA                                  Purchase option exercised              36,700         -         -         -
Shreveport, LA                               Purchase option exercised              45,000         -         -         -
Wichita, KS                                  Purchase option exercised              50,000         -         -         -
Wichita, KS                                  Not renewed                            40,000         -         -         -
Cincinnati, OH                               Not renewed                            32,200         -         -         -
Conroe, TX                                   Not renewed                            75,000         -         -         -
Indianapolis, IN                             Not renewed                            34,000         -         -         -

                   Safeway
---------------------------------------------
Batesville, AR                               Renewal option exercised               29,000      6.02      2.33      3.69
Benton, AR                                   Renewal option exercised               33,500      4.96      1.88      3.07
Carthage, TX                                 Renewal option exercised               27,700      4.33      0.83      3.51
Little Rock, AR                              Renewal option exercised               36,000      6.93      3.06      3.88
Longview, WA                                 Renewal option exercised               48,700      4.72      1.60      3.12
Mustang, OK                                  Renewal option exercised               30,200      4.37      0.99      3.38
Ruidoso, NM                                  Renewal option exercised               38,600      6.28      2.04      4.24
San Ramon, CA                                Renewal option exercised               54,000      5.23      3.37      1.86
Springerville, AZ                            Renewal option exercised               30,500      5.09      1.02      4.07
Tucson, AZ                                   Renewal option exercised               41,800      4.93      1.72      3.20
Roswell, NM                                  Not renewed                            36,300         -         -         -
Tulsa, OK                                    Not renewed                            30,000         -         -         -
                                                                                ----------------------------------------

Total                                                                              987,100     $2.41     $0.92     $1.49
                                                                                ========================================

                              Reporting Supplement
                          As of September 30, 2008 (1)

                               Fund I - Valuation
          ------------------------------------------------------------
                    (in thousands, except per share amounts)
                                                                                                                   Other
                                                                                     Total     Kroger/Safeway  Properties 2
                                                                                 --------------------------------------------
          Gross asset value                                                             $45,475        $26,775        $18,700
          Debt                                                                         (18,730)        (3,595)       (15,135)
                                                                                 --------------------------------------------
          Adjusted debt                                                                  26,745         23,180          3,565
                                                                                 --------------==============================
          Additional Mervyn's return (Original capital already
           returned)                                                                      4,700
                                                                                 --------------
          Total Value Subject to Promote                                                 31,445
                                                                                 --------------
          General Partner (Acadia) Promote on Fund I assets           x 20%               6,289
                                                                                 --------------
          Remaining value to be allocated pro-rata to Fund I investors
           (including Acadia)                                                            25,156
                                                                                 --------------
          Acadia's share                                              x 22.22%            5,590
                                                                                 --------------
          Value of Acadia's interest in remaining Fund I assets                          11,879
          Additional promote earned from Brandywine recapitalization                          -
                                                                                 --------------
          Total value to Acadia                                                         $11,879
                                                                                 ==============
                            Recap of Acadia Promote
          -------------------------------------------------------------------------------------
          20% General Partner (Acadia) Promote on Fund I assets                          $6,289
          20% General Partner (Acadia) Promote on Brandywine                                  -
                                                                                 --------------
          Total promote                                                                  $6,289
                                                                                 ==============
          Per share                                                                       $0.18
                                                                                 ==============
  Notes:
----------
    1     Fund I valuation has been updated as of September 30, 2008 based on recent property appraisals

    2     Amounts adjusted for minority interests' pro-rata share of debt (See "Debt Analysis - Detail")

                              Reporting Supplement
                               September 30, 2008

Acadia Strategic Opportunity Fund II, LLC ("Fund II") - Overview
--------------------------------------------------------------------------------

Item                      Description
--------------------------------------------------------------------------------

Date formed               June 2004

Capital commitment        $300 million

Funding                   $192.0 funded through September 30, 2008 million

Partnership structure

     Equity Contribution: 20% - Acadia
                          80% - Six institutional investors


  Cash flow distribution: 20% - Acadia
                          80% - Six institutional investors

                 Promote: 20% to Acadia once all partners (including Acadia)
                           have received 8% preferred return and return of equity

                          Remaining 80% is distributed to all the partners
                           (including Acadia).

Fees to Acadia            Asset management fee equal to 1.5% of total committed
                           capital

                          Property management fee equal to 4% of gross property
                           revenues

                          Market rate leasing fees

                          Market rate construction/project management fees

Reporting Supplement
September 30, 2008

     Fund II
Portfolio Detail
-----------------
                                                                                                             Annualized Base Rent
                                                                                                             per Occupied Square
                             Gross Leasable Area       Occupancy                 Annualized Base Rent                Foot
                          --------------------------------------------------------------------------------------------------------
                 Ownership Anchors   Shops   Total  Anchors  Shops  Total    Anchors     Shops      Total   Anchors Shops  Total
                     %
                 -----------------------------------------------------------------------------------------------------------------
     Midwest
-----------------
Illinois
-----------------
Oakbrook              100%  112,000        - 112,000 100.00%  0.00% 100.00% $  825,000 $        - $  825,000 $ 7.37 $    - $  7.37

    New York
-----------------
New York
-----------------
Liberty Avenue       98.6%   10,880   15,245  26,125 100.00% 69.99%  82.49%    394,944    385,895    780,839  36.30  36.17   36.23

216th Street         98.6%   60,000        -  60,000 100.00%  0.00% 100.00%  2,340,000    225,000  2,565,000  39.00      -   42.75

161st Street (1)     98.6%  137,334   86,187 223,521 100.00% 66.58%  87.11%  3,337,222  1,193,501  4,530,723  24.30  20.80   23.27
                          --------------------------------------------------------------------------------------------------------
 Total New York             208,214  101,432 309,646 100.00% 67.09%  89.22%  6,072,166  1,804,396  7,876,562  29.16  26.51   28.51
                          --------------------------------------------------------------------------------------------------------

   Grand Total              320,214  101,432 421,646 100.00% 67.09%  92.08% $6,897,166 $1,804,396 $8,701,562 $21.54 $26.51 $ 22.41
                          ========================================================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

The following Fund II properties are currently undergoing redevelopment as further detailed under Redevelopment Projects.

New York         Ownership %
-----------------------------------
400 East Fordham
 Road                98.6%
Pelham Manor
 Shopping Center     98.6%
Sherman Avenue       98.6%
CityPoint              23%
Atlantic Avenue       100%
Canarsie Plaza       98.6%

(1) Currently operating, but will be redeveloped in the future.

            Reporting Supplement
             September 30, 2008

                   Fund II
                Anchor Detail
---------------------------------------------
                                                                               Annual         Annual
                                                 Square          Lease          Base           Base
           Region/Property/Tenant                Footage      Expiration        Rent         Rent PSF        Options
------------------------------------------------------------------------------------------------------------------------

                   Midwest
                   -------
Illinois
--------
Acadia Oakbrook
Neiman Marcus                                        112,000     10/31/2011        825,000           7.37  (5) 5 Year
                                             ---------------               ------------------------------

                  New York
                  --------
New York
--------
Liberty Avenue
CVS                                                   10,880      1/31/2032        394,944          36.30  (4) 5 Year
                                             ---------------               ------------------------------

216th Street
New York Dept of Citywide Admin. Services             60,000      9/19/2027      2,340,000          39.00  (1) 15 Year
                                             ---------------               ------------------------------

161st Street
City of New York                                     137,334      7/18/2011      3,337,222          24.30       -
                                             ---------------               ------------------------------

               Total New York                        208,214                     6,072,166          29.16
                                             ---------------               ------------------------------

                Total Anchors                        320,214                    $6,897,166         $21.54
                                             ===============               ==============================

General note - The above detail does not include space which is currently leased, but for which rent payment has not yet commenced.

Reporting Supplement
 September 30, 2008

Fund II
Lease Expirations
--------------------
                                          Gross Leased Area                            Annualized Base Rent
                                    -----------------------------          ---------------------------------------------
                                 Number of            Percent                                 Percent        Average
                           Leases       Square          of                                      of             per
                          Expiring     Footage         Total                   Amount          Total         Sq. Ft.
                         ----------------------------------------          ---------------------------------------------

Anchor Tenant
 Expirations
        2011                  2            249,334         77.86%               $4,162,222         60.34%         $16.69
        2027                  1             60,000         18.74%                2,340,000         33.93%          39.00
        2032                  1             10,880          3.40%                  394,944          5.73%          36.30
                         ----------------------------------------          ---------------------------------------------
Total Occupied                4            320,214        100.00%               $6,897,166        100.00%         $21.54
                         ========================================          =============================================

--------------------------------------------------

Total Vacant                                     -
                                    --------------

Total Square Feet                          320,214
                                    ==============

--------------------------------------------------

Shop Tenant
 Expirations
   Month to Month             1              6,109          8.98%                  $35,520          1.97%          $5.81
        2011                  3             24,065         35.36%                  584,773         32.41%          24.30
        2012                  3             27,205         39.98%                  573,208         31.77%          21.07
        2013                  1              4,462          6.56%                  167,994          9.31%          37.65
        2022                  1                  -          0.00%                  225,000         12.47%              -
        2027                  1              6,208          9.12%                  217,901         12.08%          35.10
                         ----------------------------------------          ---------------------------------------------
Total Occupied               10             68,049        100.00%               $1,804,396        100.00%         $26.51
                         ========================================          =============================================

--------------------------------------------------

Total Vacant                                33,383
                                    --------------

Total Square Feet                          101,432
                                    ==============

--------------------------------------------------

Total Anchor and
 Shop Tenant
 Expirations
   Month to Month             1              6,109          1.57%                  $35,520          0.41%          $5.81
        2011                  5            273,399         70.42%                4,746,995         54.54%          17.36
        2012                  3             27,205          7.01%                  573,208          6.59%          21.07
        2013                  1              4,462          1.15%                  167,994          1.93%          37.65
        2027                  2             66,208         17.05%                2,557,901         29.40%          38.63
        2022                  1                  -          0.00%                  225,000          2.59%              -
        2032                  1             10,880          2.80%                  394,944          4.54%          36.30
                         ----------------------------------------          ---------------------------------------------
Total Occupied               14            388,263        100.00%               $8,701,562        100.00%         $22.41
                         ========================================          =============================================

--------------------------------------------------

Total Vacant                                33,383
                                    --------------

Total Square Feet                          421,646
                                    ==============

                              Reporting Supplement
                               September 30, 2008

Acadia Strategic Opportunity Fund III, LLC ("Fund III") - Overview
--------------------------------------------------------------------------------

Item                      Description
--------------------------------------------------------------------------------

Date formed               May 2007

Capital commitment        $503 million

Funding                   $96.5 million funded through September 30, 2008

Partnership structure

     Equity Contribution: 20% - Acadia
                          80% - 14 institutional investors

   Cash flow distribution:20% - Acadia
                          80% - 14 institutional investors

                 Promote: 20% to Acadia once all partners (including Acadia)
                           have received 6% preferred return and return of equity

                          Remaining 80% is distributed to all the partners
                           (including Acadia).

Fees to Acadia            Asset management fee equal to 1.5% of total committed
                           capital

                          Development fee equal to 3% of total project cost

                          Property management fee equal to 4% of gross property
                           revenues

                          Market rate leasing fees

                          Market rate construction/project management fees

Acquisitions              Sheepshead Bay, Brooklyn, NY and 125 Main Street,
                           Westport, Ct. See Redevelopment Projects.
                          Storage Post Portfolio. See Storage Post Properties.

-0-
*T
        Reporting Supplement
         September 30, 2008

              Fund III
    Storage Post Property Detail
------------------------------------
                                                             Net
                                                          Rentable
                                                           Square
        Operating Properties             Location           Feet       Occupancy
--------------------------------------------------------------------------------

Stabilized
-------------------------------
New Rochelle                    Westchester, New York       42,182
Suffern                           Suffern, New York         79,000
Yonkers                         Westchester, New York      100,811
Jersey City                    Jersey City, New Jersey      76,695
                                                       -----------

Subtotal Stabilized                                        298,688        86.9%
                                                       -----------  -----------

Currently in Lease-up
-------------------------------
Bruckner Blvd                      Bronx, New York          90,129
Fordham Road                       Bronx, New York          84,405
Webster Ave                        Bronx, New York          36,931
Lawrence                          Lawrence, New York        97,743
Long Island City                   Queens, New York        138,765
Linden                            Linden, New Jersey        84,035
                                                       -----------

Subtotal in Lease-up                                       532,008        68.5%
                                                       -----------  -----------

Total Operating Properties                                 830,696        75.1%
                                                                    ===========

Currently under development.
-------------------------------
Ridgewood                          Queens, New York         89,900
                                                       -----------

Total Storage Post Portfolio                               920,596
                                                       ===========

     Reporting Supplement
      September 30, 2008

    Redevelopment Projects
------------------------------
                                                                        Total cost                 Estimated
                                                             Estimated    to date  Estimated Total   square   Estimated
                                               Estimated    completion  (including  future  project footage  cost
                                                  start                                               upon     per
           Property           Anchors/Tenants      of           of      acquisition  cost    cost  completionsquareNotes
                                               construction Construction   cost)                              foot
------------------------------------------------------------------------------------------------------------------------

       New York Urban/Infill Platform                                              ($ in millions)
---------------------------------------------                                      ----------------

           Fund II
------------------------------
Liberty Avenue                 CVS, Storage   Construction
                                Post            completed                     $14.7       $-  $14.7   125,000  $118  (1)
216th Street                   City of New
                                York Dept of
                                General       Construction
                                Services        completed                      28.3        -   28.3    60,000   472
Fordham Plaza (2)              Sears,
                                Walgreens,
                                Best Buy, 24  Construction   1st half
                                Hour Fitness    commenced       2009          104.4     20.6  125.0   285,000   439
Pelham Manor Shopping Center   BJ's Wholesale Construction   1st half
                                Club            commenced       2009           43.5      4.0   47.5   320,000   148  (1)
161st Street (3)               Various New
                                York City and
                                State            To be         To be
                                Agencies        determined   determined        52.9     12.1   65.0   232,000   280
Canarsie Plaza                 To be             To be         To be
                                determined      determined   determined        21.4     28.6   50.0   323,000   155
Sherman Avenue                 To be          2nd half 2009  2nd half
                                determined                      2010           29.0     26.0   55.0   216,000   255
CityPoint (4)                  Target            To be         To be
                                                determined   determined        41.1    283.9  325.0   600,000   542
Atlantic Avenue                Storage Post   Construction   2nd half
                                                commenced       2009           11.5     11.5   23.0   110,000   209
                                                                        -------------------------------------------
         Total Fund II                                                        346.8    386.7  733.5 2,271,000   323

           Fund III
------------------------------
Sheepshead Bay                 To be             To be         To be
                                determined      determined   determined        21.6     87.4  109.0   240,000   454
125 Main Street (Westport, CT) To be             To be         To be
                                determined      determined   determined        17.4      5.6   23.0    30,000   767
                                                                        -------------------------------------------
                                                                               39.0     93.0  132.0   270,000   489


     Total New York Urban/Infill Platform                                    $385.8   $479.7 $865.5 2,541,000$340.6
                                                                        ===========================================


(1)Fund II acquired a ground lease interest at this property.
(2)The retail component of Fordham Plaza is expected to be completed in the 2nd half of 2008. It is anticipated that retailers will open in the 4th quarter 2008 and 1st quarter 2009.
(3)161st Street is currently cash flowing with an occupancy rate of 87%. Redevelopment plans for this property are to be determined.
(4)Fund II, along with P/A Associates, Washington Square Partner and MacFarlane Partners are co-developing CityPoint.

                              Reporting Supplement
                               September 30, 2008

Retailer Controlled Property ("RCP") Venture - Overview
--------------------------------------------------------------------------------

*** Note - The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR, Funds I and II are anticipated to invest a total of $60 million equity. ***

Item                      Description
--------------------------------------------------------------------------------

Date formed               January 2004

Targeted investments      The Venture has been formed to invest in surplus or
                           distressed properties owned or controlled by retailers

Current Investments       Mervyns Department Stores - All capital has been
                           returned
                          Albertson's - All capital has been returned
                          ShopKo - All capital has been returned
                          Rex, Marsh Supermarkets, four Albertsons add-on
                           investments, Newkirk, Camellia, Colorado Springs and Visalia.
                          three Marsh add-on investments, Ameristop, Lil Cricket
                           and C-Stores and a Mervyns add-on, Napa, CA.
Partnership structure

     Equity Contribution: Up to $300 million of total equity

                          Up to 20% ($60 million) - AKR Fund I ($20 million) and
                           Fund II ($40 million)

                          80% - Klaff Realty LP and Lubert-Adler

  Cash flow distribution: 20% - AKR Funds
                          80% - Four institutional investors

                 Promote: 20% to Klaff once all partners (including Klaff) have received 10% preferred return and return of equity
                            (50% of first $40 million of AKR Fund equity is not
                             subject to this promote)

                          Remaining 80% is distributed to all the partners
                           (including Klaff).

Fees to Acadia            Property management fees

                          Market rate leasing fees and construction/project
                           management

                          Disposition fees

     Reporting Supplement
      September 30, 2008

Retailer Controlled Property ("RCP") Venture - Investments
-----------------------------------------------------------

The following table summarizes the RCP Venture investments from inception through September 30, 2008:

                                                               Year       Invested                    Equity
           Investor                     Investment           acquired     capital     Distributions  Multiple
------------------------------  ---------------------------  --------   ------------  -------------  -------------------
   Mervyns I and Mervyns II               Mervyns              2004          $23,906        $45,966       1.9X

          Mervyns II                  Mervyns Realco           2007            2,155              -         -

   Mervyns I and Mervyns II     Mervyns add-on investments     2005            3,119          1,342       0.4X

          Mervyns II                    Albertson's            2006           20,717         61,560       3.0X

          Mervyns II                 Albertson's add-on                                                      X
                                         investments          2006/2007        2,765            833       0.3

           Fund II                        Shopko               2006            1,100          1,100       1.0X

           Fund II                         Marsh               2006              667              -         -

           Fund II               Marsh add-on investments      2008            2,000          1,010       0.5X

          Mervyns II                        Rex                2007            2,701              -         -
                                                                        ------------  -------------  --------

            Total                                                            $59,130       $111,811       1.9X
                                                                        ============  =============  ========

------------------------------------------------------------------------------------------------------------------------

In connection with its RCP Venture, in September 2004, Acadia Mervyns Investors I, LLC ("Mervyns I") and Acadia Mervyns Investors II, LLC ("Mervyns II") participated in the acquisition of the Mervyns Department Store chain consisting of 262 stores ("REALCO") and its retail operation ("OPCO") from Target Corporation for a total price of $1.2 billion. Mervyns I and II invested $23.2 million for approximately a 5.2% interest in REALCO and a 2.5% interest in OPCO, equally split between Mervyns I and II.

To date, through a series of transactions, REALCO has disposed of a significant portion of the portfolio. Furthermore, during November 2007, Mervyns I and II sold their interest in OPCO and, as a result, have no further direct OPCO exposure.

QUARTERLY SUPPLEMENTAL DISCLOSURE
  September 30, 2008
Core Portfolio Retail Properties - Detail
---------------------------------------------------------------------
                                                                                                             Annualized Base Rent
                                                                                                             per Occupied Square
                                Gross Leasable Area      Occupancy                Annualized Base Rent                Foot
                            ------------------------------------------------------------------------------------------------------
                             Anchors   Shops    Total  Anchors Shops  Total   Anchors     Shops      Total   Anchors Shops  Total
                            ------------------------------------------------------------------------------------------------------
                         Acadia's
                         interest
                      ---------------
       New York
----------------------
Connecticut
----------------------
239 Greenwich
 Avenue(1)             75.0%   16,834        -   16,834100.00%      -100.00% $1,397,621         $- $1,397,621 $83.02     $- $83.02
                            ------------------------------------------------------------------------------------------------------

New Jersey
----------------------
Elmwood Park Shopping
 Center               100.0%   62,610   86,881  149,491100.00%100.00%100.00%  1,390,460  2,156,904  3,547,364  22.21  24.83  23.73
A & P Shopping Plaza   60.0%   49,463   13,445   62,908100.00%100.00%100.00%    900,000    354,933  1,254,933  18.20  26.40  19.95
                            ------------------------------------------------------------------------------------------------------
  Total - New Jersey          112,073  100,326  212,399100.00%100.00%100.00%  2,290,460  2,511,837  4,802,297  20.44  25.04  22.61
                            ------------------------------------------------------------------------------------------------------

New York
----------------------
Village Commons
 Shopping Center      100.0%    8,025   79,212   87,237  0.00% 95.30% 86.53%          -  2,283,379  2,283,379      -  30.25  30.25
Branch Plaza          100.0%   74,050   51,701  125,751100.00% 96.79% 98.68%  1,120,544  1,429,703  2,550,247  15.13  28.57  20.55
Amboy Road            100.0%   46,964   16,326   63,290100.00%100.00%100.00%  1,052,068    811,136  1,863,204  22.40  49.68  29.44
Bartow Avenue         100.0%        -   14,676   14,676      - 76.29% 76.29%          -    336,665    336,665      -  30.06  30.06
Pacesetter Park
 Shopping Center      100.0%   52,052   44,301   96,353100.00% 85.66% 93.41%    383,168    750,937  1,134,105   7.36  19.79  12.60
2914 Third Avenue     100.0%   33,500    8,900   42,400100.00%100.00%100.00%    550,000    325,028    875,028  16.42  36.52  20.64
LA Fitness            100.0%   55,000        -   55,000100.00%      -100.00%  1,265,000          -  1,265,000  23.00      -  23.00
West 54th Street      100.0%    4,211    5,784    9,995100.00% 94.50% 96.82%  1,452,475  1,491,835  2,944,310 344.92 272.94 304.26
East 17th Street      100.0%   19,622        -   19,622100.00%  0.00%100.00%    625,000          -    625,000  31.85      -  31.85
Crossroads Shopping
 Center                49.0%  210,114  100,600  310,714 88.13% 84.64% 87.00%  2,010,336  3,425,963  5,436,299  10.86  40.24  20.11
                            ------------------------------------------------------------------------------------------------------
   Total - New York           503,538  321,500  825,038 93.45% 90.36% 92.25%  8,458,591 10,854,646 19,313,237  17.98  37.36  25.38
                            ------------------------------------------------------------------------------------------------------

    Total New York            632,445  421,8261,054,271 94.79% 92.65% 93.93% 12,146,672 13,366,483 25,513,155  20.26  34.20  25.76
                            ------------------------------------------------------------------------------------------------------

     New England
----------------------

Connecticut
----------------------
Town Line Plaza(2)    100.0%  163,159   43,187  206,346100.00%100.00%100.00%    937,000    726,513  1,663,513  14.23  16.82  15.26
                            ------------------------------------------------------------------------------------------------------

Massachusetts
----------------------
Methuen Shopping
 Center               100.0%  120,004   10,017  130,021100.00%100.00%100.00%    736,464    222,225    958,689   6.14  22.18   7.37
Crescent Plaza        100.0%  156,985   61,156  218,141100.00% 81.40% 94.79%  1,119,086    503,605  1,622,691   7.13  10.12   7.85
                            ------------------------------------------------------------------------------------------------------
Total - Massachusetts         276,989   71,173  348,162100.00% 84.02% 96.73%  1,855,550    725,830  2,581,380   6.70  12.14   7.66
                            ------------------------------------------------------------------------------------------------------

New York
----------------------
New Loudon Center     100.0%  251,211    4,615  255,826100.00%100.00%100.00%  1,598,532    113,178  1,711,710   6.36  24.52   6.69
                            ------------------------------------------------------------------------------------------------------

Rhode Island
----------------------
Walnut Hill Plaza     100.0%  121,892  162,825  284,717100.00% 91.45% 95.11%    935,920  1,360,165  2,296,085   7.68   9.13   8.48
                            ------------------------------------------------------------------------------------------------------

Vermont
----------------------
The Gateway Shopping
 Center               100.0%   73,184   28,600  101,784100.00% 84.38% 95.61%  1,353,904    511,198  1,865,102  18.50  21.18  19.17
                            ------------------------------------------------------------------------------------------------------

  Total New England           886,435  310,4001,196,835100.00% 90.41% 97.51%  6,680,906  3,436,884 10,117,790   8.47  12.25   9.46
                            ------------------------------------------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1) 239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above.
(2) Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Core Portfolio
 (continued):            Acadia's
                         interest
                      ---------------
       Midwest
----------------------
Illinois
----------------------
Hobson West Plaza     100.0%   51,692   47,446   99,138100.00% 93.66% 96.97%   $225,436   $983,467 $1,208,903  $4.36 $22.13 $12.58
Clark Diversey        100.0%        -   19,265   19,265      -100.00%100.00%          -    813,616    813,616      -  42.23  42.23
                            ------------------------------------------------------------------------------------------------------
   Total - Illinois            51,692   66,711  118,403100.00% 95.49% 97.46%    225,436  1,797,083  2,022,519   4.36  28.21  17.53

Indiana
----------------------
Merrillville Plaza    100.0%  145,266   89,901  235,167100.00% 86.26% 94.75%  1,563,627  1,286,787  2,850,414  10.76  16.59  12.79

Michigan
----------------------
Bloomfield Towne
 Square               100.0%  152,944   79,237  232,181 99.03% 95.50% 97.83%  1,488,800  1,468,680  2,957,480   9.83  19.41  13.02

Ohio
----------------------
Mad River Station (1) 100.0%   68,296   87,542  155,838100.00% 69.12% 82.65%    802,719    828,377  1,631,096  11.75  13.69  12.66
                            ------------------------------------------------------------------------------------------------------

    Total Midwest             418,198  323,391  741,589 99.65% 85.79% 93.60%  4,080,582  5,380,927  9,461,509   9.79  19.40  13.63
                            ------------------------------------------------------------------------------------------------------

     Mid-Atlantic
----------------------
New Jersey
----------------------
Marketplace of Absecon100.0%   58,031   46,687  104,718100.00% 90.31% 95.68%    984,014    667,560  1,651,574  16.96  15.83  16.48
Ledgewood Mall (5)    100.0%  370,969  146,182  517,151100.00% 53.93% 86.98%  2,997,859  1,068,822  4,066,681   8.08  13.56   9.04
                            ------------------------------------------------------------------------------------------------------
  Total - New Jersey          429,000  192,869  621,869100.00% 62.74% 88.44%  3,981,873  1,736,382  5,718,255   9.28  14.35  10.40
                            ------------------------------------------------------------------------------------------------------

Delaware
----------------------
Brandywine Town Center 22.2%  839,624   35,284  874,908 97.20%100.00% 97.31% 12,586,503    586,393 13,172,895  15.42  16.62  15.47
Market Square Shopping
 Center                22.2%   42,850   59,785  102,635100.00% 84.86% 91.18%    671,888  1,475,374  2,147,262  15.68  29.08  22.94
Naamans Road           22.2%        -   19,970   19,970  0.00% 74.98% 74.98%          -    655,467    655,467      -  43.78  43.78
                            ------------------------------------------------------------------------------------------------------
   Total - Delaware           882,474  115,039  997,513 97.34% 87.79% 96.24% 13,258,391  2,717,234 15,975,624  15.44  26.91  16.64
                            ------------------------------------------------------------------------------------------------------

Pennsylvania
----------------------
Blackman Plaza        100.0%  112,051   13,213  125,264100.00% 28.97% 92.51%    268,519     20,400    288,919   2.40   5.33   2.49
Mark Plaza            100.0%  157,595   58,806  216,401100.00% 59.69% 89.05%    652,095    276,238    928,333   4.14   7.87   4.82
Plaza 422             100.0%  132,845   22,304  155,149 78.47% 13.45% 69.12%    407,520     36,500    444,020   3.91  12.17   4.14
Route 6 Plaza         100.0%  146,498   29,007  175,505100.00%100.00%100.00%    806,351    325,984  1,132,335   5.50  11.24   6.45
Chestnut Hill (2)     100.0%   31,420    9,150   40,570100.00%100.00%100.00%    992,344    304,028  1,296,372  31.58  33.23  31.95
Abington Towne Center
 (3)                  100.0%  184,616   31,742  216,358100.00% 89.80% 98.50%    270,000    669,427    939,427  10.00  23.49  16.93
                            ------------------------------------------------------------------------------------------------------
 Total - Pennsylvania         765,025  164,222  929,247 96.26% 66.12% 90.94%  3,396,829  1,632,577  5,029,406   5.87  15.03   7.32
                            ------------------------------------------------------------------------------------------------------
  Total Mid-Atlantic        2,076,499  472,1302,548,629 97.49% 70.02% 92.40% 20,637,093  6,086,193 26,723,285  11.05  18.41  12.16
                            ------------------------------------------------------------------------------------------------------

                            ------------------------------------------------------------------------------------------------------
Total Core Properties       4,013,5771,527,7475,541,324 97.84% 83.75% 93.96%$43,545,253$28,270,487$71,815,739 $11.86 $22.10 $14.50
                            ======================================================================================================

Total Core Properties -
weighted based on ownership
        interest (4)        3,196,0371,381,5864,577,623 98.26% 83.39% 93.77% 31,498,200 24,267,808 55,766,008 $10.03 $21.06 $12.99
                            ======================================================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1)  The GLA for this property includes 28,205 square feet of office space.
(2)  This consists of two separate buildings.
(3) Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
(4)  Weighted based on Acadia's ownership interest in the properties.
(5)  This property is under contract for sale.

Reporting Supplement
September 30, 2008

Core Portfolio Retail Properties by State - Summary
---------------------------------------------------
                                                                                                                Annualized Base
                                                                                                                       Rent
                                                                                                               per Occupied Square
                                  Gross Leasable Area      Occupancy                Annualized Base Rent               Foot
                              ----------------------------------------------------------------------------------------------------
                 Percent
                    of   Number
           Owner  base   of
            ship  rent  prop- Anchors
             %     (1)  erties   (2)     Shops    Total  Anchors Shops  Total   Anchors     Shops      Total   AnchorsShops Totals
           -----------------------------------------------------------------------------------------------------------------------

Connecticut75.0%    4.9%  2     179,993   43,187  223,180100.00%100.00%100.00% $2,334,621   $726,513 $3,061,134 $28.23$16.82$24.32

Delaware   22.2%    6.1%  3     882,474  115,039  997,513 97.34% 87.79% 96.24% 13,258,391  2,717,234 15,975,624  15.44 26.91 16.64

Illinois   100.0%   3.6%  2      51,692   66,711  118,403100.00% 95.49% 97.46%    225,436  1,797,083  2,022,519   4.36 28.21 17.53

Indiana    100.0%   5.1%  1     145,266   89,901  235,167100.00% 86.26% 94.75%  1,563,627  1,286,787  2,850,414  10.76 16.59 12.79

Massa
chusetts   100.0%   4.6%  2     276,989   71,173  348,162100.00% 84.02% 96.73%  1,855,550    725,830  2,581,380   6.70 12.14  7.66

Michigan   100.0%   5.3%  1     152,944   79,237  232,181 99.03% 95.50% 97.83%  1,488,800  1,468,680  2,957,480   9.83 19.41 13.02

New Jersey 89.5%   18.0%  4     541,073  293,195  834,268100.00% 75.49% 91.39%  6,272,333  4,248,219 10,520,552  11.59 19.19 13.80

New York   85.6%   32.9%  11    754,749  326,1151,080,864 95.63% 90.50% 94.08% 10,057,123 10,967,824 21,024,947  13.93 37.16 20.68

Ohio       100.0%   2.9%  1      68,296   87,542  155,838100.00% 69.12% 82.65%    802,719    828,377  1,631,096  11.75 13.69 12.66

Pennsyl-
vania      100.0%   9.1%  6     765,025  164,222  929,247 96.26% 66.12% 90.94%  3,396,829  1,632,577  5,029,406   5.87 15.03  7.32

Rhode
Island     100.0%   4.1%  1     121,892  162,825  284,717100.00% 91.45% 95.11%    935,920  1,360,165  2,296,085   7.68  9.13  8.48

Vermont    100.0%   3.3%  1      73,184   28,600  101,784100.00% 84.38% 95.61%  1,353,904    511,198  1,865,102  18.50 21.18 19.17
                 -----------------------------------------------------------------------------------------------------------------

 Total -
   Core
 Portfolio        100.0%    354,013,5771,527,7475,541,324 97.84% 83.75% 93.96%$43,545,253$28,270,487$71,815,739 $11.86$22.10$14.50
                 =================================================================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1) The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.
(2) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

         Reporting Supplement
          September 30, 2008

       Core Portfolio Top Tenants - Ranked by Annualized Base Rent (2)
       -------------------------------------------------------------------------------------------------------------------
                                                                                                      Percentage of Total
                                                                                                        Represented by
                                              Wholly Owned       Joint Ventures         Combined          Retail Tenant
                                          --------------------------------------------------------------------------------
                                Number of
                                stores in          Annualized         Annualized           Annualized   Total   Annualized
                Retail          combined    Total      Base    Total      Base      Total      Base   Portfolio    Base
Ranking         Tenant          portfolio    GLA    Rent (1)    GLA     Rent (1)     GLA    Rent (1)    GLA (2)  Rent (1)
--------------------------------------------------------------------------------------------------------------------------

   1    A&P/Waldbaum's/Pathmark     5       197,502 $3,521,744  18,722    $246,960  216,224 $3,768,704      4.7%      6.8%

   2   Supervalu                    4       220,625  3,049,488       -           -  220,625  3,049,488      4.8%      5.5%

   3   TJX Companies                8       230,627  1,765,050   6,972      88,189  237,599  1,853,239      5.2%      3.3%
         -- T.J. Maxx               4        88,200    726,300   6,972      88,189   95,172    814,489      2.1%      1.5%
         -- Marshalls               3       102,781    731,494       -           -  102,781    731,494      2.2%      1.3%
         -- Homegoods               1        39,646    307,256       -           -   39,646    307,256      0.9%      0.6%

   4   Sears                        5       390,270  1,355,279  49,355     277,463  439,625  1,632,742      9.6%      2.9%
         -- Kmart                   4       329,570  1,097,279  49,355     277,463  378,925  1,374,742      8.3%      2.5%
         -- Sears                   1        60,700    258,000       -           -   60,700    258,000      1.3%      0.5%

   5   Wal-Mart                     2       210,114  1,515,409       -           -  210,114  1,515,409      4.6%      2.7%

   6   Stage Deli                   1         4,211  1,452,475       -           -    4,211  1,452,475      0.1%      2.6%

   7   Ahold (Stop and Shop)        2       117,911  1,320,168       -           -  117,911  1,320,168      2.6%      2.4%

   8   Barnes & Noble               3        32,122    849,000   6,091     194,902   38,213  1,043,902      0.8%      1.9%

   9   Home Depot                   2       211,003  1,009,646       -           -  211,003  1,009,646      4.6%      1.8%

  10   Circuit City                 2        59,278    949,921       -           -   59,278    949,921      1.3%      1.7%

  11   Sleepy's                     5        40,119    836,110       -           -   40,119    836,110      0.9%      1.5%
  12   Price Chopper                1        77,450    802,105       -           -   77,450    802,105      1.7%      1.4%
  13   Restoration Hardware         1         9,220    780,864       -           -    9,220    780,864      0.2%      1.4%
       Federated Department
  14    Stores (Macy's)             1        73,349    651,245       -           -   73,349    651,245      1.6%      1.2%
  15   JC Penney                    1        50,000    544,500       -           -   50,000    544,500      1.1%      1.0%
  16   Payless Shoesource           8        26,225    488,090   1,514      52,994   27,739    541,084      0.6%      1.0%
  17   Brooks Drugs                 3        32,142    511,565       -           -   32,142    511,565      0.7%      0.9%
  18   Express                      1        12,882    510,344       -           -   12,882    510,344      0.3%      0.9%
  19   Border's                     1        18,538    482,000       -           -   18,538    482,000      0.4%      0.9%
  20   Hallmark Cards               5        28,863    477,528       -           -   28,863    477,528      0.6%      0.9%
                               -------------------------------------------------------------------------------------------

                Total              60     2,096,999$23,606,500  76,563    $665,6062,173,561$24,272,106     47.5%     43.5%
                               ===========================================================================================

(1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.

(2) Represents total GLA and annualized base rent for the Company's retail properties including its pro-rata share of Brandywine and Crossroads.

          Reporting Supplement
           September 30, 2008

  Core Portfolio Retail Anchor Detail
----------------------------------------

                                                                             Annual         Annual
          Property/Tenant Name              Square          Lease             Base           Base
            (Type of Center)                Footage      Expiration           Rent         Rent PSF       Options
------------------------------------------------------------------------------------------------------------------------

                New York
----------------------------------------
Connecticut
----------------------------------------
239 Greenwich Ave., Greenwich
Coach                                             4,541   1/31/2016                356,469     78.50     (1) 5 Year
Restoration Hardware                             12,293   9/30/2014              1,041,152     84.69    (2) 5 Years
                                        ---------------               ------------------------------
                                                 16,834                          1,397,621     83.02
                                        ---------------               ------------------------------

New Jersey
----------------------------------------
Elmwood Park Shopping Center, Elmwood
 Park
Walgreens                                        14,837   5/31/2022                435,000     29.32     (8) 5 Year
Pathmark (A&P)                                   47,773  11/30/2017                955,460     20.00     (7) 5 Year
                                        ---------------               ------------------------------
                                                 62,610                          1,390,460     22.21
                                        ---------------               ------------------------------

A&P Shopping Plaza, Boonton
A&P                                              49,463  10/26/2024                900,000     18.20     (9) 5 Year
                                        ---------------               ------------------------------

New York
----------------------------------------
Branch Plaza, Smithtown
CVS                                              11,050   5/31/2010                199,580     18.06         -
A&P                                              63,000  11/30/2013                920,964     14.62     (3) 5 Year
                                        ---------------               ------------------------------
                                                 74,050                          1,120,544     15.13
                                        ---------------               ------------------------------
Amboy Shopping Center, Staten Island
Waldbaum's (A&P)                                 37,266   7/6/2028                 745,320     20.00         -
Duane Reed                                        9,698   8/31/2008                306,748     31.63     (2) 5 Year
                                        ---------------               ------------------------------
                                                 46,964                          1,052,068     22.40
                                        ---------------               ------------------------------

Pacesetter Park Shopping Center, Pomona
Stop & Shop                                      52,052   8/31/2020                383,168      7.36    (2) 10 Year
                                        ---------------               ------------------------------

2914 Third Avenue
Dr. J's                                          33,500   1/31/2021                550,000     16.42
                                        ---------------               ------------------------------

LA Fitness, Staten Island
LA Fitness                                       55,000   1/31/2021              1,265,000     23.00
                                        ---------------               ------------------------------

West 54th Street
Stage Deli                                        4,211   3/31/2013              1,452,475    344.92
                                        ---------------               ------------------------------

East 17th Street
Barnes & Noble                                   19,622   4/30/2011                625,000     31.85     (1) 5 Year
                                        ---------------               ------------------------------

Crossroads Shopping Center, White Plains
Kmart                                           100,725   1/31/2012                566,250     $5.62     (4) 5 Year
Waldbaum's (A&P)                                 38,208  12/31/2012                504,000     13.19     (4) 5 Year
Barnes & Noble                                   12,430   5/28/2012                397,760     32.00     (2) 5 Year
Pier 1                                            8,818   2/29/2012                348,576     39.53         -
Modell's                                         25,000   2/28/2009                193,750      7.75     (2) 5 Year
                                        ---------------               ------------------------------
                                                185,181                          2,010,336     10.86
                                        ---------------               ------------------------------

             Total New York                     599,487                         12,146,672     20.26
                                        ---------------               ------------------------------

Retail Anchor Properties- Core Portfolio
 (continued)
----------------------------------------

              New England
----------------------------------------
Connecticut
----------------------------------------
Town Line Plaza, Rocky Hill
Wal*Mart(1)                                      97,300       -                         $-        $-   REA Agreement
Super Stop & Shop (Ahold)                        65,859  11/30/2024                937,000     14.23     (8) 5 Year
                                        ---------------               ------------------------------
                                                163,159                            937,000     14.23
                                        ---------------               ------------------------------
(1) This space is contiguous to the
 Company's property and is not owned by
 the Company.

Massachusetts
----------------------------------------
Methuen Shopping Center, Methuen
Demoulas Super Markets                           30,460   1/31/2010                109,656      3.60     (1) 5 Year
Wal*Mart                                         89,544   1/31/2012                626,808      7.00     (8) 5 Year
                                        ---------------               ------------------------------
                                                120,004                            736,464      6.14
                                        ---------------               ------------------------------

Crescent Plaza, Brockton
Home Depot                                      106,760  10/31/2021                602,126      5.64     (7) 5 Year
Supervalu                                        50,225  12/31/2012                516,960     10.29     (6) 5 Year
                                        ---------------               ------------------------------
                                                156,985                          1,119,086      7.13
                                        ---------------               ------------------------------

New York
----------------------------------------
New Loudon Center, Latham
Bon Ton                                          65,365   2/1/2014                 261,460      4.00     (4) 5 Year
Marshalls                                        37,212   1/31/2014                158,151      4.25     (3) 5 Year
Price Chopper                                    77,450   5/31/2015                802,105     10.36     (4) 5 Year
A.C. Moore                                       21,520   4/30/2009                221,225     10.28     (3) 5 Year
Raymours Furniture Co                            49,664   4/30/2019                155,591      3.13     (3) 5 Year
                                        ---------------               ------------------------------
                                                251,211                          1,598,532      6.36
                                        ---------------               ------------------------------

Rhode Island
----------------------------------------
Walnut Hill Plaza, Woonsocket
Sears                                            60,700   8/31/2013                258,000      4.25     (4) 5 Year
CVS                                               8,800   1/31/2009                154,000     17.50     (1) 5 Year
Supervalu                                        52,392  12/31/2013                523,920     10.00     (3) 5 Year
                                        ---------------               ------------------------------
                                                121,892                            935,920      7.68
                                        ---------------               ------------------------------

Vermont
----------------------------------------
Gateway Shopping Center, N. Burlington
Supervalu                                                                                            (5) 5 Yr. & (1) 4
                                                 73,184   3/31/2024              1,353,904     18.50         Yr.
                                        ---------------               ------------------------------

           Total New England                    886,435                          6,680,906      8.47
                                        ---------------               ------------------------------
Midwest
----------------------------------------
Illinois
----------------------------------------
Hobson West Plaza, Naperville
Garden Fresh Markets                             51,692  11/30/2012                225,436      4.36     (4) 5 Year
                                        ---------------               ------------------------------

Indiana
----------------------------------------
Merrillville Plaza, Merrillville
K & G Fashion Superstore                         21,500  10/15/2017                269,647     12.54     (2) 5 Year
JC Penney                                        50,000   1/31/2013                544,500     10.89     (1) 5 Year
Officemax                                        26,157   8/31/2013                235,413      9.00     (3) 5 Year
Pier I                                            9,143   1/31/2009                128,002     14.00         -
David's Bridal                                   13,266  11/19/2010                190,765     14.38     (2) 5 Year
TJ Maxx                                          25,200   1/31/2009                195,300      7.75     (1) 5 Year
                                        ---------------               ------------------------------
                                                145,266                          1,563,627     10.76
                                        ---------------               ------------------------------


Michigan
----------------------------------------
Bloomfield Town Square, Bloomfield Hills
Circuit City                                     25,984   1/31/2023                500,452     19.26     (3) 5 Year
HomeGoods                                        39,646   5/31/2010                307,257      7.75     (2) 5 Year
Officemax                                        21,500   6/30/2010                193,500      9.00     (3) 5 Year
Marshalls                                        28,324   9/30/2011                226,592      8.00     (3) 5 Year
TJ Maxx                                          36,000   1/31/2009                261,000      7.25     (1) 5 Year
                                        ---------------               ------------------------------
                                                151,454                          1,488,801      9.85
                                        ---------------               ------------------------------

Ohio
----------------------------------------
Mad River Station, Dayton
Babies 'R' Us                                    33,147   2/28/2010                260,204      7.85     (2) 5 Year
Pier I                                           10,111   2/28/2010                227,037     22.45         -
Office Depot                                     25,038   8/31/2010                315,477     12.60         -
                                        ---------------               ------------------------------
                                                 68,296                            802,718     11.75
                                        ---------------               ------------------------------

             Total Midwest                      416,708                          4,080,582      9.79
                                        ---------------               ------------------------------

Retail Anchor Properties- Core Portfilio
 (continued)
----------------------------------------
Mid-Atlantic
----------------------------------------
New Jersey
----------------------------------------
Marketplace of Absecon, Absecon
Eckerd Drug (Brook's)                            13,207   8/30/2020                329,310     24.93     (4) 5 Year
Supervalu                                        44,824   4/30/2015                654,704     14.61     (8) 5 Year
                                        ---------------               ------------------------------
                                                 58,031                            984,014     16.96
                                        ---------------               ------------------------------

Ledgewood Mall, Ledgewood
Circuit City                                     33,294   1/31/2020                449,469     13.50     (4) 5 Year
Ashley Furniture                                 41,806  12/31/2010                212,793      5.09     (2) 5 Year
Barnes & Noble                                   12,500   1/31/2010                224,000     17.92     (5) 5 Year
Marshalls                                        37,245   9/30/2014                346,751      9.31     (4) 5 Year
The Sports Authority                             52,205   5/31/2012                225,000      4.31     (5) 5 Year
Macy's Department Store (Federated)              73,349   1/31/2010                651,245      8.88     (3) 5 Year
Wal*Mart                                        120,570   3/31/2019                888,601      7.37     (6) 5 Year
                                        ---------------               ------------------------------
                                                370,969                          2,997,859      8.08
                                        ---------------               ------------------------------


Delaware
----------------------------------------
Brandywine Town Center, Wilmington
Lowe's Home Centers                             140,000   8/31/2018              2,117,500     15.13     (6) 5 Year
Target                                          138,000   1/31/2018                800,000      5.80    (4) 10 Year
Target expansion                                                                                    (1) 7 Year & (10) 5
                                                 27,716   1/31/2011                304,876     11.00        year
Access Group                                     76,458   5/31/2015              1,610,204     21.06     (2) 5 Year
Regal Cinemas                                    65,641   6/1/2017                 861,210     13.12     (4) 5 Year
Bed, Bath & Beyond                               50,977   1/31/2014                955,495     18.74     (3) 5 Year
Dick's Sporting Goods                            50,000   5/31/2013                700,000     14.00     (3) 5 Year
Christmas Tree Shops                             48,000   1/31/2028                540,000     11.25     (4) 5 Year
Michaels                                         24,876   2/28/2011                572,148     23.00     (3) 5 Year
Old Navy (The Gap)                               24,631   4/30/2011                617,745     25.08     (1) 5 Year
Petsmart                                         23,963   6/30/2017                479,257     20.00     (5) 5 Year
Thomasville Furniture                            18,893  12/31/2011                494,832     26.19    (10) 1 Year
World Market                                     20,310   1/31/2015                406,200     20.00
Transunion Settlement                            43,307   3/31/2013                995,742     22.99     (5) 1 Year
Drexel Heritage                                  16,525  12/31/2016                396,600     24.00     (2) 5 Year
Lane Home Furnishings                            21,827  10/31/2015                409,693     18.77     (3) 5 Year
MJM Designer                                     25,000   9/30/2015                325,000     13.00     (4) 5 Year
                                        ---------------               ------------------------------
                                                816,124                         12,586,502     15.42
                                        ---------------               ------------------------------

Market Square Shopping Center Wilmington
Trader Joe's                                     11,675   1/31/2019                275,000     23.55     (3) 5 Year
TJ Maxx                                          31,175   1/31/2011                396,888     12.73     (1) 5 Year
                                        ---------------               ------------------------------
                                                 42,850                            671,888     15.68
                                        ---------------               ------------------------------

Pennsylvania
----------------------------------------

Blackman Plaza, Wilkes-Barre
Eckerd Drug (Brook's)                             7,095   7/31/2016                 63,855      9.00         -
Kmart                                           104,956  10/31/2009                204,664      1.95     (8) 5 Year
                                        ---------------               ------------------------------
                                                112,051                            268,519      2.40
                                        ---------------               ------------------------------

Mark Plaza, Edwardsville
Kmart                                           104,956  10/31/2009                204,664      1.95     (8) 5 Year
Redner's Market                                  52,639   5/31/2018                447,432      8.50     (2) 5 Year
                                        ---------------               ------------------------------
                                                157,595                            652,096      4.14
                                        ---------------               ------------------------------

Plaza 422, Lebanon
Home Depot                                      104,243  12/31/2028                407,520      3.91     (6) 5 Year
                                        ---------------               ------------------------------

Route 6 Mall, Honesdale
Eckerd Drugs (Brook's)                           11,840   1/31/2011                118,400     10.00     (3) 5 Year
Fashion Bug                                      15,000   1/31/2016                      -         -         -
Kmart                                           119,658   4/30/2020                687,951      5.75    (10) 5 Year
                                        ---------------               ------------------------------
                                                146,498                            806,351      5.50
                                        ---------------               ------------------------------

Abington Town Center, Abington
TJ Maxx                                          27,000  11/30/2010               $270,000    $10.00     (2) 5 Year
Target(1)                                                                                               Condominium
                                                157,616       -                          -         -      Agreement
                                        ---------------               ------------------------------
                                                184,616                            270,000     10.00
                                        ---------------               ------------------------------

Chestnut Hill Shoppes, Philadelphia
Express                                          12,882   1/31/2009               $510,344    $39.62
Borders Books                                    18,538   1/31/2010                482,000     26.00     (2) 5 Year
                                        ---------------               ------------------------------
                                                 31,420                            992,344     31.58
                                        ---------------               ------------------------------

           Total Mid-Atlantic                 2,024,397                         20,637,093     11.05
                                        ---------------               ------------------------------


Total Core Portfolio Retail Anchor
 Properties                                   3,927,027                        $43,545,253    $11.86
                                        ===============               ==============================

(1) Target owns the portion of the main building (157,616 square feet) that their store is located in.

  Reporting Supplement
   September 30, 2008

         Core Portfolio Anchor Lease Expirations - Next 4 Years
----------------------------------------------------------------------

                                              Gross Leased Area                        Annualized Base Rent
                                        ------------------------------     ---------------------------------------------
                                                           Percent                            Percent        Average
                                            Square           of                                 of             per
         Center              Anchor         footage        all anchors         Amount       all anchors      Sq. Ft.
------------------------------------------------------------------------------------------------------------------------
          2008
                         Total 2008                   -          0.00%                   -          0.00%              -
                                        ------------------------------     ---------------------------------------------
          2009
Crossroads Shopping      Modell's
 Center                                          25,000          0.67%             193,750          0.44%           7.75
Chestnut Hill            Express                 12,882          0.35%             510,344          1.17%          39.62
Bloomfield Town Square   TJ Maxx                 36,000          0.97%             261,000          0.60%           7.25
Walnut Hill Plaza        CVS                      8,800          0.24%             154,000          0.35%          17.50
Merrillville Plaza       Pier I                   9,143          0.25%             128,002          0.29%          14.00
Merrillville Plaza       TJ Maxx                 25,200          0.68%             195,300          0.45%           7.75
New Loudon Center        AC Moore Arts &
                          Crafts                 21,520          0.58%             221,226          0.51%          10.28
Blackman Plaza           Kmart                  104,956          2.82%             204,664          0.47%           1.95
Mark Plaza               Kmart                  104,956          2.82%             204,664          0.47%           1.95
                                        ------------------------------     ---------------------------------------------
                         Total 2009             348,457          9.38%           2,072,950          4.75%           5.95
                                        ------------------------------     ---------------------------------------------

          2010
Chestnut Hill            Borders Books           18,538          0.50%             482,000          1.11%          26.00
Methuen Shopping Center  Demoulas
                          Supermarket            30,460          0.82%             109,656          0.25%           3.60
Ledgewood Mall           Barnes & Noble          12,500          0.34%             224,000          0.51%          17.92
Ledgewood Mall           Macy's                  73,349          1.97%             651,245          1.50%           8.88
Ledgewood Mall           Ashley
                          Furniture              41,806          1.12%             212,793          0.49%           5.09
Mad River Station        Babies 'R' Us           33,147          0.89%             260,204          0.60%           7.85
Mad River Station        Pier I Imports          10,111          0.27%             227,037          0.52%          22.45
Mad River Station        Office Depot
                          Inc.                   25,038          0.67%             315,479          0.72%          12.60
Bloomfield Town Square   Home Goods Inc.         39,646          1.07%             307,257          0.71%           7.75
Bloomfield Town Square   Officemax Inc.          21,500          0.58%             193,500          0.44%           9.00
Branch Plaza             CVS                     11,050          0.30%             199,580          0.46%          18.06
Merrillville             David's Bridal          13,266          0.36%             190,765          0.44%          14.38
Abington Towne Center    TJ Maxx                 27,000          0.73%             270,000          0.62%          10.00
                                        ------------------------------     ---------------------------------------------
                         Total 2010             357,411          9.62%           3,643,516          8.37%          10.19
                                        ------------------------------     ---------------------------------------------

          2011
Route 6 Plaza            Rite Aid                11,840          0.32%             118,400          0.27%          10.00
Bloomfield Town Square   Marshalls               28,324          0.76%             226,592          0.52%           8.00
Market Square Shopping   TJ Maxx
 Center                                          31,175          0.84%             396,888          0.91%          12.73
Brandywine Town Center   Target
                          Expansion              27,716          0.75%             304,876          0.70%          11.00
Brandywine Town Center   Michaels                24,876          0.67%             572,148          1.31%          23.00
Brandywine Town Center   Old Navy                24,631          0.66%             617,745          1.42%          25.08
Brandywine Town Center   Thomasville
                          Furniture              18,893          0.51%             494,832          1.14%          26.19
                                        ------------------------------     ---------------------------------------------
                         Total 2011             167,455          4.51%           2,731,481          6.27%          16.31
                                        ------------------------------     ---------------------------------------------


Total Core Portfolio     Total - Next 4
                          Years                 873,323         23.51%          $8,447,947         19.39%          $9.67
                                        ==============================     =============================================

 Reporting Supplement
  September 30, 2008

Core Portfolio Lease Expirations
--------------------------------

                        Gross Leased Area                Annualized Base Rent
                       -------------------   ---------------------------------------------
             Number of             Percent                   Percent        Average
               Leases     Square     of                         of            per
              Expiring   Footage    Total        Amount       Total         Sq. Ft.
             -----------------------------   ---------------------------------------------
Anchor Tenant
 Expirations

  Month to
    Month        -                -  0.00%                $-     0.00%                  $-
    2008         -                -  0.00%                 -     0.00%                   -
    2009         9          348,457  9.37%         2,072,950     4.76%                5.95
    2010         14         357,411  9.61%         3,643,515     8.37%               10.19
    2011         9          191,288  5.14%         4,808,955    11.04%               25.14
    2012         8          403,847 10.86%         3,410,790     7.83%                8.45
    2013         8          355,254  9.55%         4,485,286    10.29%               12.63
    2014         6          203,092  5.46%         2,763,009     6.35%               13.60
    2015         7          265,869  7.15%         4,207,907     9.66%               15.83
    2016         4           43,161  1.16%           816,924     1.88%               18.93
    2017         4          158,877  4.27%         2,565,573     5.89%               16.15
    2018         3          330,639  8.89%         3,364,932     7.73%               10.18
    2019         4          181,909  4.89%         1,319,192     3.03%                7.25
    2020         4          218,211  5.87%         1,849,898     4.25%                8.48
    2021         2          140,260  3.77%         1,152,126     2.65%                8.21
    2022         2           69,837  1.88%         1,700,000     3.90%               24.34
    2023         1           25,984  0.70%           500,452     1.15%               19.26
    2024         3          188,506  5.07%         3,190,904     7.33%               16.93
    2028         4          236,505  6.36%         1,692,840     3.89%                7.16
             -----------------------------   ---------------------------------------------
Total
 Occupied        92       3,719,107100.00%       $43,545,253   100.00%              $11.71
             =============================   =============================================

Anchor GLA Owned by
 Tenants                    254,916
Total Vacant                 39,554
                       ------------

Total Square Feet         4,013,577
                       ============

Shop Tenant Expirations

  Month to
    Month        12          23,243  1.80%          $411,649     1.46%              $17.71
    2008         25          73,957  5.74%         1,565,390     5.54%               21.17
    2009         67         204,685 15.89%         3,981,238    14.09%               19.45
    2010         51         158,428 12.30%         2,586,103     9.15%               16.32
    2011         45         154,866 12.02%         3,241,840    11.47%               20.93
    2012         44         160,513 12.46%         3,229,095    11.42%               20.12
    2013         37         143,565 11.15%         3,094,538    10.95%               21.55
    2014         17          84,750  6.58%         1,951,525     6.90%               23.03
    2015         15          68,761  5.34%         1,478,991     5.23%               21.51
    2016         7           35,965  2.79%           862,450     3.05%               23.98
    2017         15          48,225  3.74%         1,970,010     6.97%               40.85
    2018         18          48,608  3.77%         1,926,875     6.82%               39.64
    2019         2            5,054  0.39%            51,206     0.18%               10.13
    2020         3            6,000  0.47%           142,500     0.50%               23.75
    2021         3           30,270  2.35%           244,385     0.86%                8.07
    2022         4           20,055  1.56%           518,708     1.83%               25.86
    2026         1            8,999  0.70%           296,967     1.05%               33.00
    2027         2            9,012  0.70%           442,017     1.56%               49.05
    2028         1            3,200  0.25%           275,000     0.97%               85.94
             -----------------------------   ---------------------------------------------
Total
 Occupied       369       1,288,156100.00%       $28,270,487   100.00%              $21.95
             =============================   =============================================

-----------------------------------

Total Vacant                239,591
                       ------------

Total Square Feet         1,527,747
                       ============

                        Gross Leased Area                Annualized Base Rent
                       -------------------   ---------------------------------------------
             Number of             Percent                   Percent        Average
               Leases     Square     of                         of            per
              Expiring   Footage    Total        Amount       Total         Sq. Ft.
             -----------------------------   ---------------------------------------------

Total Anchor and Shop
 Tenant Expirations

  Month to
    Month        12         $23,243  0.46%          $411,649     0.57%              $17.71
    2008         25          73,957  1.48%         1,565,390     2.18%               21.17
    2009         76         553,142 11.05%         6,054,188     8.43%               10.95
    2010         65         515,839 10.30%         6,229,618     8.67%               12.08
    2011         54         346,154  6.91%         8,050,795    11.22%               23.26
    2012         52         564,360 11.27%         6,639,885     9.25%               11.77
    2013         45         498,819  9.96%         7,579,824    10.55%               15.20
    2014         23         287,842  5.75%         4,714,534     6.56%               16.38
    2015         22         334,630  6.68%         5,686,898     7.92%               16.99
    2016         11          79,126  1.58%         1,679,374     2.34%               21.22
    2017         19         207,102  4.14%         4,535,583     6.32%               21.90
    2018         21         379,247  7.57%         5,291,807     7.37%               13.95
    2019         6          186,963  3.73%         1,370,398     1.91%                7.33
    2020         7          224,211  4.48%         1,992,398     2.77%                8.89
    2021         5          170,530  3.41%         1,396,511     1.94%                8.19
    2022         6           89,892  1.80%         2,218,708     3.09%               24.68
    2023         1           25,984  0.52%           500,452     0.70%               19.26
    2024         3          188,506  3.76%         3,190,904     4.44%               16.93
    2026         1            8,999  0.18%           296,967     0.41%               33.00
    2027         2            9,012  0.18%           442,017     0.62%               49.05
    2028         5          239,705  4.79%         1,967,839     2.74%                8.21
             -----------------------------   ---------------------------------------------
Total
 Occupied       461      $5,007,263100.00%       $71,815,739   100.00%              $14.34
             =============================   =============================================

-----------------------------------

Anchor GLA Owned by
 Tenants                    254,916
Total Vacant                279,145
                       ------------

Total Square Feet         5,541,324
                       ============

        Reporting Supplement
         September 30, 2008

           Core Portfolio               Year-to-Date     3 months ended     3 months ended     3 months ended      Year ended
  New and Renewal Rent Spreads (1)   September 30, 2008  September 30, 2008  June 30, 2008     March 31, 2008    December 31, 2007
 ------------------------------------------------------ ----------------- ------------------- ----------------- ----------------
                                     Cash (2) GAAP (3)  Cash (2) GAAP (3)  Cash (2)  GAAP (3) Cash (2)GAAP (3)  Cash (2)GAAP (3)
                                     ------------------                                       ----------------- ----------------
 New leases
 Number of new leases commencing            11       11         7       7           3       3        1        1       20      20
 GLA                                    49,332   49,332    16,870  16,870       3,814   3,814   28,648   28,648   98,193  98,193
 New base rent                          $22.09   $24.41    $37.71  $41.73      $70.14  $79.06    $6.50    $6.93   $19.51  $21.06
 Previous base rent (and percentage
  rent)                                 $17.50   $17.02    $28.69  $27.60      $56.22  $54.90    $5.75    $5.75   $13.12  $12.92
 Percentage growth in base rent          26.3%    43.4%     31.4%   51.2%       24.8%   44.0%    13.0%    20.5%    48.7%   63.0%
 Average cost per square foot            $5.00    $5.00     $5.09   $5.09      $26.70  $26.70    $2.06    $2.06   $21.25  $21.25

 Renewal leases
 Number of renewal leases commencing        46       46        17      17          11      11       18       18       33      33
 GLA expiring                          358,248  358,248   158,215 158,215      38,978  38,978  161,055  161,055  325,424 325,424
 Renewal percentage                        78%      78%       89%     89%         38%     38%      77%      77%      76%     76%
 New base rent                          $16.16   $16.45    $14.41  $14.67      $31.71  $32.97   $16.30   $16.50   $11.66  $11.96
 Expiring base rent (and percentage
  rent)                                 $14.85   $14.20    $12.86  $12.20      $30.64  $28.69   $15.23   $14.75    $8.36   $8.13
 Percentage growth in base rent           8.8%    15.8%     12.1%   20.2%        3.5%   14.9%     7.0%    11.9%    39.5%   47.1%
 Average cost per square foot            $0.00    $0.00     $0.00   $0.00       $0.00   $0.00    $0.00    $0.00    $0.00   $0.00

 Total new and renewal Leases
 Number of new and renewal leases
  commencing                                57       57        24      24          14      14       19       19       53      53
 GLA commencing                        328,052  328,052   157,588 157,588      18,560  18,560  151,904  151,904  346,066 346,066
 New base rent                          $17.05   $17.64    $16.90  $17.57      $39.61  $42.44   $14.45   $14.70   $13.89  $14.54
 Expiring base rent (and percentage
  rent)                                 $15.25   $14.62    $14.55  $13.85      $35.90  $34.08   $13.44   $13.05    $9.71   $9.49
 Percentage growth in base rent          11.8%    20.7%     16.1%   26.8%       10.3%   24.5%     7.5%    12.6%    43.0%   53.2%
 Average cost per square foot            $0.75    $0.75     $0.54   $0.54       $5.49   $5.49    $0.39    $0.39    $6.03   $6.03


(1) Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects.
(2) Rents have not been calculated on a straight line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.
(3)  Rents are calculated on a straight-line basis.

        Reporting Supplement
         September 30, 2008

 Core Portfolio Capital Expenditures
-------------------------------------

                                      ---------------------- -------------------- ----------------- --------------------
                                           Year-to-Date            Current             Current            Previous
                                                                   Quarter             Quarter            Quarter
                                              Period               3 months           3 months            3 months
                                              ended                 ended               ended              ended
                                        September 30, 2008    September 30, 2008    June 30, 2008      March 31, 2008
                                      ---------------------- -------------------- ----------------- --------------------

Leasing Commissions:                                    $350                  $84              $140                 $126

Tenant Improvements:                                     972                  426               308                  238

Capital Expenditures:                                    869                  747                78                   44

Redevelopments                                             -                    -                 -                    -
                                      ---------------------- -------------------- ----------------- --------------------

Total                                                 $2,191               $1,257              $526                 $408
                                      ====================== ==================== ================= ====================

        QUARTERLY SUPPLEMENTAL DISCLOSURE
            September 30, 2008
        Property Demographics (1)
        ---------------------------------

                                                                      3-Mile Radius(2)                    5-Mile Radius
                                                              ---------------------------------- --------------------------------
                                    Trade  Cash (2)                             #
                                    Area     Base     Total     Total  HouseholdsMedian Avg. HH    Total           Median Avg. HH
                                                                                    HH                            #   HH
Classi- Property /
fication JV
        Ownership % City      State(Miles)   Rent      GLA      Pop.     ("HH")  Income  Income    Pop.      HH    Income Income
------------------------------------------------------------- ---------------------------------- --------------------------------
Core    Brandywine  WilmingtonDE
         Town Center
         & Mkt
         Sq./22.22%                   3   15,975,624  997,513    41,222    15,054$83,769$102,192   120,306   46,004$74,110$93,425
Core    Elmwood ParkElmwood   NJ
         Shopping   Park
         Ctr.                         3    3,547,364  149,491   257,647    83,959 52,609  62,446   614,727  208,535 57,938 69,562
Core    Chestnut    Phila-    PA
         Hill       delphia           3    1,296,372   40,570   148,084    59,791 53,526  65,990   399,921  157,197 52,171 65,291
Core    Abington    Abington  PA
         Towne
         Center                       3      939,427  216,358    91,293    34,692 66,882  82,491   304,127  117,213 59,851 70,401
Core    Clark &     Chicago   IL
         Diversey                     3      813,616   19,265   419,461   213,740 58,803  81,579   969,623  410,327 51,138 67,593
Core    Hobson West NapervilleIL
         Plaza                        3    1,208,903   99,138    98,083    34,231 94,977 114,120   241,153   82,668 93,969113,986
Core    Methuen     Methuen   MA
         Shopping
         Ctr.                         5      958,689  130,021    89,957    31,569 41,619  49,981   201,503   72,943 47,894 56,306
Core    Crossroads  White     NY
         Shopping   Plains
         Ctr. / 49%                   3    5,436,299  310,714   105,870    39,349 78,556  85,621   205,109   73,112 93,445108,276
Core    The Branch  Smithtown NY
         Plaza                        3    2,550,247  125,751    68,832    23,221 89,522 113,455   199,361   64,663 82,867105,093
Core    Amboy Road  Staten    NY
                     Island           3    1,863,204   63,290   156,384    56,991 69,666  90,260   292,132  105,178 66,927 88,388
Core    Village     Smithtown NY
         Commons
         Shopping
         Ctr.                         3    2,283,379   87,237    68,832    23,221 89,522 113,455   199,361   64,663 82,867105,093
Core    Bloomfield  BloomfieldMI
         Town Square Hills            5    2,957,480  232,181    62,528    23,953 73,997 102,234   166,443   62,677 79,970105,922
Core    Crescent    Brockton  MA
         Plaza                        3    1,622,691  218,141    99,649    34,369 46,062  56,826   168,246   58,789 46,062 56,826
Core    239         Greenwich CT
         Greenwich
         Avenue /
         75%                          5    1,397,621   16,834    67,165    24,889 97,270 125,159   142,822   51,210 94,119119,232
Core    Town Line   Rocky HillCT
         Plaza                        3    1,663,513  206,346    45,606    19,067 65,917  75,855   153,302   61,023 57,724 68,679
Core    New Loudon  Latham    NY
         Center                       5    1,711,710  255,826    41,815    15,619 55,375  66,288   151,655   61,034 47,547 61,261
Core    Pacesetter  Pomona    NY
         Park
         Shopping
         Ctr.                         3    1,134,105   96,353    25,618     8,209 89,598 125,526   129,143   36,828 72,841102,767
Core    2914 Third  The Bronx NY
         Ave                          3      875,028   42,400 1,239,853   422,421 26,865  33,419 2,690,8821,034,060 45,279 56,415
Core    LA Fitness, Staten    NY
         Staten      Island
         Island                       3    1,265,000   55,000   127,542    45,026 65,178  83,167   457,912  162,076 60,236 77,922
Core    West 54th   Manhattan NY
         Street                       3    2,944,310    9,995   582,613   325,406 80,037  96,770 2,424,8481,048,312 55,446 67,194
Core    East 17th   Manhattan NY
         Street                       3      625,000   19,622 1,027,933   495,157 64,629 116,133 2,512,4121,086,434 53,903 96,755
Core    Mad River   Dayton    OH
         Station                      5    1,631,096  155,838    58,692    25,428 58,119  67,529   135,000   56,693 60,560 71,601
Core    Mark Plaza  Edwards-  PA
                    ville             5      928,333  216,401    87,986    37,409 31,982  39,628   124,868   52,566 34,683 43,184
Core    Blackman    Wilkes-   PA
         Plaza      Barre             5      288,919  125,264    58,885    24,646 30,982  40,002   111,991   47,249 33,391 41,275
Core    Bartow      The Bronx NY
         Avenue                       3      336,665   14,676   567,476   209,231 40,253  47,643 1,435,467  511,796 30,552 43,522
Core    Walnut Hill WoonsocketRI
         Plaza                        5    2,296,085  284,717    60,322    22,861 42,715  47,867    95,320   35,238 50,142 56,573
Core    Ledgewood   Ledgewood NJ
         Mall                         5    4,066,681  517,151    37,052    13,412 80,007  87,773   108,922   38,302 77,480 89,838
Core    A & P       Boonton   NJ
         Shopping
         Plaza / 60%                  5    1,254,933   62,908    49,442    18,288 87,533 113,042   101,266   36,438 86,509106,011
Core    MerrillvilleHobart    IN
         Plaza                        5    2,850,414  235,167    26,118    10,066 56,556  64,248    87,796   32,151 54,709 62,531
Core    The Gateway So.       VT
         Shopping   Burlington
         Ctr.                         3    1,865,102  101,784    46,879    19,366 44,294  55,033    69,993   28,186 47,104 57,514
Core    Marketplace Absecon   NJ
         of Absecon                   3    1,651,574  104,718    30,732    11,642 52,106  64,775    68,326   26,137 51,610 62,711
Core    Plaza 422   Lebanon   PA      3      444,020  155,149    43,975    17,347 36,874  47,144    61,197   23,615 41,055 51,545
Core    Route 6     Honesdale PA
         Plaza                        5    1,132,335  175,505     7,567     3,014 32,283  43,919    11,899    4,627 34,031 46,300
Fund I  Granville   Columbus  OH
         Center /
         37.78%                       3      614,083  134,997   112,547    47,337 47,547  53,746   266,313  108,411 53,466 60,719
Fund I  Sterling    Sterling  MI
         Heights     Heights
         Shopping
         Center /
         18.9%                        3      574,800  154,835    99,813    36,587 66,886  77,416   264,560  103,403 63,816 74,661
Fund I  Tarrytown   Tarrytown NY
         Shopping
         Center /
         37.78%                       3      976,812   35,291    36,856    13,450 78,415  95,294   123,546   43,654 85,757103,311
Fund II-400 East    The Bronx NY
Urban    Fordham
In-Fill  Road /
         19.2%                        2            -        - 1,205,053   412,674 30,252  38,298 1,997,909  698,322 33,259 40,957
Fund II-Sherman     Manhattan NY
Urban    Avenue /
In-Fill  19.2%                        2            -        -   535,739   175,108 29,260  36,324 2,049,516  721,521 34,366 42,608
Fund II-Pelham ManorWest-     NY
Urban    Shopping   chester
In-Fill  Plaza /
         19.2%                        3            -        -   398,727   147,238 48,697  56,116 1,109,022  403,897 44,956 53,542
Fund II-161st StreetThe Bronx NY
Urban    /19.2%
In-Fill                               2    4,530,723  223,521 1,274,483   427,111 25,104  31,477 2,531,473  966,482 37,307 48,034
Fund II-Liberty     Queens    NY
Urban    Avenue /
In-Fill  19.2%                        3      780,839   26,125   613,457   201,509 44,915  59,078   613,457  201,509 44,915 59,078
Fund II-216th StreetManhattan NY
Urban    / 19.2%
In-Fill                               2    2,565,000   60,000   536,119   183,542 30,978  41,481   536,119  183,542 30,978 41,481
Fund II-Oakbrook/   Oakbrook  IL
Other    20%                          3      825,000  112,000    77,560    29,487 77,130 108,955   288,932  108,039 75,456 97,126
---------------------------------------------------------------------------------------------------------------------------------
                                          82,682,9966,288,093
                                          -------------------
TOTAL
                                                              ---------------------------------- --------------------------------
Weighted Average - Based on GLA                                 129,962    46,853$62,808 $76,204   287,528  108,473$62,015$76,152
                                                              ---------------------------------- --------------------------------
Weighted Average - Based on base rent(1)                        161,850    65,478$65,485 $80,493   401,383  156,784$60,992$75,241
                                                              ---------------------------------- --------------------------------

CORE
                                                              ---------------------------------- --------------------------------
Weighted Average - Based on GLA                                  80,037    30,144$64,627 $78,195   194,960   73,177$63,163$77,563
                                                              ---------------------------------- --------------------------------
Weighted Average - Based on base rent(1)                        141,560    59,069$66,418 $81,585   369,681  145,100$61,485$75,813
                                                              ---------------------------------- --------------------------------

FUND I
                                                              ---------------------------------- --------------------------------
Weighted Average - Based on GLA                                  98,267    38,539$60,108 $69,528   249,981   98,997$61,900$71,982
                                                              ---------------------------------- --------------------------------
Weighted Average - Based on base rent(1)                         71,238    28,070$66,559 $78,975   191,804   73,970$71,842$85,002
                                                              ---------------------------------- --------------------------------

FUND II -Urban In-
 fill
                                                              ---------------------------------- --------------------------------
Weighted Average - Based on GLA                               1,075,639   360,881$27,914 $35,744 1,983,010  750,231$36,723$47,696
                                                              ---------------------------------- --------------------------------
Weighted Average - Based on
 base rent(1)                                                   968,505   325,428$28,981 $37,471 1,691,545  635,683$36,000$46,995
                                                              ---------------------------------- --------------------------------

FUND II -Other
                                                              ---------------------------------- --------------------------------
Weighted Average - Based on GLA                                  77,560    29,487$77,130$108,955   288,932  108,039$75,456$97,126
                                                              ---------------------------------- --------------------------------
Weighted Average - Based on base rent(1)                         77,560    29,487$77,130$108,955   288,932  108,039$75,456$97,126
                                                              ---------------------------------- --------------------------------

(1) Does not include the Kroger/Safeway Portfolio. Base rent for joint ventures has been pro- rated based on the Company's ownership % in the joint venture.
(2) West 54th Street, Sherman 161st Street and 216th Street figures are for 2 mile radius

                                    Page 59